    As Filed With The Securities And Exchange Commission On December 31, 1996


                                                       Registration No. 33-80958

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.

                        Post-Effective Amendment No. 5

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 16

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT V

      (Formerly National Home Life Assurance Company Separate Account V)
                          (Exact Name of Registrant)
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

                (Formerly National Home Life Assurance Company)
                              (Name of Depositor)

                                20 Moores Road
                          Frazer, Pennsylvania 19355
              (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number (800) 523-7900

                      Kimberly A. Scouller, Esquire
                  Providian Life and Health Insurance Company
                            400 West Market Street
                                P.O. Box 32830
                          Louisville, Kentucky 40232
                    (Name and Address of Agent for Service)


                                  Copies to:
                           Michael Berenson, Esquire
                            Ann B. Furman, Esquire
                      Jorden Burt Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                                Suite 400 East
                          Washington, D.C. 20007-0805

                    Approximate Date of Proposed Offering:
As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):


[x] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[_] On ________________, pursuant to paragraph (b)(1)(v) of Rule 485.

[_] 60 Days after filing pursuant to paragraph (a)(1) of Rule 485.

[_] On ________________, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. Registrant filed the Rule 24f-2 notice for the fiscal year ended December 31, 1995, on February 27, 1996.

This post-effective amendment shall not supercede or effect this Registration Statement as it applies to Providian Advisor's Edge Variable Annuity.

                             PURSUANT TO RULE 481

              Showing Location in Part A (Prospectus) and Part B
            (Statement of Additional Information) of Registration
                 Statement of Information Required by Form N-4

                                    PART A
Item of
Form N-4                                                         Prospectus Caption
--------                                                         ------------------
 1.  Cover Page................................................  Cover Page
 2.  Definitions...............................................  GLOSSARY
 3.  Synopsis..................................................  HIGHLIGHTS; FEE TABLE; Performance Measures
 4.  Condensed Financial Information...........................  Not Applicable
 5.  General Description of Registrant, Depositor, and
     Portfolio Companies.......................................  Providian Life and Health Insurance Company,
                                                                 Providian Life and Health Insurance Company
                                                                 Separate Account V; Providian Series Trust;
                                                                 The Portfolios; Voting Rights
 6.  Deductions................................................  Charges and Deductions; FEDERAL TAX CONSIDERATIONS;
                                                                 FEE TABLE
 7.  General Description of Variable Annuity Contracts.........  CONTRACT FEATURES; Distribution-at-Death Rules;
                                                                 Voting Rights; Allocation of Purchase Payments;
                                                                 Exchanges Among the Portfolios; Additions,
                                                                 Deletions, or Substitutions of Investments
 8.  Annuity Period............................................  Annuity Payment Options
 9.  Death Benefit.............................................  Death of Annuitant Prior to Annuity Date

10.  Purchases and Contract Value..............................  Contract Purchase and Purchase Payments;
                                                                 Accumulated Value
11.  Redemptions...............................................  Full and Partial Withdrawals; Annuity Payment
                                                                 Options; Right to Cancel Period
12.  Taxes.....................................................  FEDERAL TAX CONSIDERATIONS
13.  Legal Proceedings.........................................  Part B: Legal Proceedings
14.  Table of Contents of the Statement of Additional
     Information...............................................  Table of Contents of PGA Retirement Annuity
                                                                 Statement of Additional Information

                                    PART B

Item of                                                          Statement of Additional
Form N-4                                                         Information Caution
--------.......................................................  -----------------------
15.  Cover Page................................................  Cover Page
16.  Table of Contents.........................................  Table of Contents
17.  General Information and History...........................  THE COMPANY
18.  Services..................................................  Part A: Auditors; Part B: SAFEKEEPING OF
                                                                 ACCOUNT ASSETS; DISTRIBUTION OF THE CONTRACTS
19.  Purchase of Securities Being Offered......................  DISTRIBUTION OF THE CONTRACTS; Exchanges
20.  Underwriters..............................................  DISTRIBUTION OF THE CONTRACTS
21.  Calculation of Performance Data...........................  PERFORMANCE INFORMATION
22.  Annuity Payments..........................................  Computations of Annuity Income Payments
23.  Financial Statements......................................  FINANCIAL STATEMENTS

        PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V
                                  PROSPECTUS
                                    FOR THE
                            PGA RETIREMENT ANNUITY
                                  OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A MISSOURI STOCK COMPANY)
                            ADMINISTRATIVE OFFICES
                                P.O. BOX 32700
                          LOUISVILLE, KENTUCKY 40232

The PGA Retirement Annuity contract (the "Contract"), offered through Providian Life and Health Insurance Company (the "Company," "us," "we" or "our"), provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. The Contract is an individual variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $3,000. The minimum initial purchase payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (30 days or more in some instances) plus a 5 day grace period to allow for mail delivery during which you may cancel your investment in the Contract.

Your Net Purchase Payments for the Contract may be allocated among 5 Subaccounts of Providian Life and Health Insurance Company's Separate Account
V. Assets of each Subaccount are invested in one of the following Portfolios:

                           n CAPITAL PRESERVATION PORTFOLIO
                           n INCOME ORIENTED PORTFOLIO
                           n GROWTH AND INCOME PORTFOLIO
                           n CAPITAL GROWTH PORTFOLIO
                           n MAXIMUM APPRECIATION PORTFOLIO

Depending upon the state of issue and provisions of your Contract, your initial Net Purchase Payment(s), when your Contract is issued, either will be
(i) invested in a sixth Subaccount, the Money Market Fund, during your Right to Cancel Period or (ii) invested immediately in your chosen Portfolio(s). (The Money Market Fund and the Portfolios are collectively referred to as "Portfolios").

The Contract's Accumulated Value varies with the investment performance of the Portfolio(s) you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% federal tax penalty (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for the Portfolios. Please read the Prospectus carefully and retain it for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-866-6007. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Contract is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

              The date of this Prospectus is              , 1997

                               TABLE OF CONTENTS

                                                                            PAGE
GLOSSARY...................................................................   3
HIGHLIGHTS.................................................................   6
FEE TABLE..................................................................   8
Financial Statements.......................................................   9
Performance Measures.......................................................   9
Additional Performance Measures............................................  10
Yield and Effective Yield..................................................  10
The Company and the Separate Account.......................................  11
Providian Series Trust.....................................................  11
The Portfolios.............................................................  11
The Money Market Fund......................................................  12
CONTRACT FEATURES..........................................................  12
  Right to Cancel Period...................................................  12
  Contract Purchase and Purchase Payments..................................  12
  Purchasing by Wire.......................................................  13
  Allocation of Purchase Payments..........................................  13
  Charges and Deductions...................................................  13
  Accumulated Value........................................................  15
  Exchanges Among the Portfolios...........................................  15
  Full and Partial Withdrawals.............................................  16
  Systematic Withdrawal Option.............................................  16
  IRS-Required Distributions...............................................  17
  Minimum Balance Requirement..............................................  17
  Designation of an Annuitant's Beneficiary................................  17
  Death of Annuitant Prior to Annuity Date.................................  18
  Annuity Date.............................................................  18
  Lump Sum Payment Option..................................................  18
  Annuity Payment Options..................................................  18
  Deferment of Payment.....................................................  19
FEDERAL TAX CONSIDERATIONS.................................................  20
GENERAL INFORMATION........................................................  23

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment
Options," page   ), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options,"
page   ), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments
(see "Annuity Payment Options," page   ).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Company ("we," "us," "our") - Providian Life and Health Insurance Company, a Missouri stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you," "your") - The person or persons designated as the Contract Owner in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount.

General Account - The account which contains all of our assets other than those held in our separate accounts.

Net Purchase Payment - Any Purchase Payment less the applicable Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment series of the Trust. The Trust currently offers 6 series in the PGA Retirement Annuity: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Maximum Appreciation Portfolio, and the Money Market Fund (each a "Portfolio" and, collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio/Fund.

Premium Tax - A regulatory tax that may be assessed by certain states on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $3,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b) and 408(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of Providian Life and Health Insurance Company's Separate Account V dedicated to the Contract. The Separate Account consists of assets that are segregated by Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios.

Surrender Value - The Accumulated Value less any Premium Taxes incurred but not yet deducted.

Trust - The Providian Series Trust.

Underlying Funds - Four series of the Trust in which the Portfolios, other than the Money Market Fund, invest. The four series are the High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund.

Valuation Period - The performance of your Contract is measured by using the Accumulation Unit Value. This value is calculated at the close of each Business Day. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE   ).

PGA RETIREMENT ANNUITY

The Contract provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolio(s). The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations.
(See "Federal Tax Considerations," page   .)

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 5 Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the following 5 Portfolios offered by the Trust: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Maximum Appreciation Portfolio. In certain states, your investment will be invested in the Money Market Fund during the Right to Cancel Period. The assets of each Portfolio are separate. Each Portfolio has distinct investment objectives and policies as described in the prospectus for
the Portfolios. (See page   .)

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid. The Annuitant may not be older than age 75.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, you will need to provide the necessary information to us in a customer order form. You will need to select an Annuitant. The Annuitant may not be older than age 75 at the time the Contract is issued. The minimum initial Purchase Payment is $3,000 for Non-Qualified Contracts, and $2,000 for Qualified Contracts (or $50
monthly by payroll deduction for Qualified Contracts). Subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the
Contract is living. (See page   .)

ALLOCATION OF PURCHASE PAYMENTS

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in the Money Market Fund until the expiration of the Right to Cancel Period of 10 days (30 or more days in some instances, as specified in your Contract) plus a 5-day grace period to allow for mail delivery, and then invested according to your initial allocation instructions.

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in the Portfolio(s) you selected immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are allocated. (See
page   .)

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (30 or more days in some instances as specified in your Contract) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us. When we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in the Money Market Fund, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested, and (2) for any amount of your initial Purchase Payment(s) invested in the Portfolio(s) immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any fees and/or
Premium Taxes that may have been subtracted from such amount. (See page   .)

EXCHANGES

You may make unlimited Exchanges among the Portfolios, provided you maintain a minimum balance of $1,000 in each Subaccount to which you have allocated a portion of your Accumulated Value. A $15 fee is currently imposed for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any Subaccount below $1,000, or that remaining amount will be transferred to your other Subaccounts on a pro rata basis. (See also "Charges
and Deductions," page   .)

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in
accordance with the Contract. (See page   .)

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of options as it relates to those payments. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will
vary depending on the performance of the Portfolio(s) selected. (See page   .)

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-866-6007 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .55%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees, which pay for administering the Contract, as well as portions of the management, advisory and other fees,
which reflect the costs of operating the Portfolios. (See page   .)

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% federal tax penalty (and a portion
thereof may be subject to ordinary income taxes). (See page   .)

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract
(see page   ). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Portfolios. For a complete discussion of Contract
costs and expenses, see "Charges and Deductions," page   .

CONTRACTOWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees (for Exchanges in excess of twelve per Contract Year)..... $ 15
ANNUAL CONTRACT FEE..................................................... $ 30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
Separate Account)
Mortality and Expense Risk Charge.......................................  .55%
Administrative Charge...................................................  .15%
                                                                         ----
Total Annual Separate Account Expenses..................................  .70%

                           PORTFOLIO ANNUAL EXPENSES

Except for the Money Market Fund, the Portfolios will operate at a zero expense level during the first three years of operations. However, while those Portfolios are expected to operate without expenses, including management fees, Contract Owners in those Portfolios bear indirectly the expenses of the Underlying Funds in which those Portfolios invest. The following chart illustrates the indirect expense ratio that each Portfolio, except the Money Market Fund, is estimated to incur based on certain allocations among the Underlying Funds. Except as may be indicated, the figures below are based on estimated expenses for the first fiscal year of operation (as a percentage of each such Portfolio's average net assets after fee waiver and/or expense reimbursement).

                                                                         TOTAL
                                                                       PORTFOLIO
                                                                        ANNUAL
                                                                       EXPENSES
                                                                       ---------
      Capital Preservation Portfolio..................................  0.77%*
      Income Oriented Portfolio.......................................  0.89%*
      Growth and Income Portfolio.....................................  0.90%*
      Capital Growth Portfolio........................................  0.94%*
      Maximum Appreciation Portfolio..................................  0.96%*

  * These numbers are based on an agreement by Providian Investment Advisors, Inc. (the "Adviser") to limit the other expenses of each Underlying Fund to 0.25% during the first three years of operations. In the absence of this agreement and the agreement that the Portfolio will operate at a zero expense level during the first three years of operations, it is estimated that the total Portfolio annual expenses would have been as follows: Capital Preservation Portfolio 4.40%; Income Oriented Portfolio 4.30%; Growth and Income Portfolio 4.19%; Capital Growth Portfolio 4.23%; and Maximum Appreciation Portfolio 4.66%.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
      Capital Preservation Portfolio............................. $22.22 $67.99
      Income Oriented Portfolio.................................. $23.47 $71.80
      Growth and Income Portfolio................................ $23.60 $72.17
      Capital Growth Portfolio................................... $23.85 $72.93
      Maximum Appreciation Portfolio............................. $24.10 $73.69

The Annual Contract Fee in these examples is estimated and reflects a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. In some states, the Company will deduct Premium Taxes as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company (as well as the Independent Auditors' Report thereon) are contained in the Statement of Additional Information. No financial statements are included for the Separate Account because, as of the date of this Prospectus, the Subaccounts of the Separate Account offered by the PGA Retirement Annuity had not commenced operations, and consequently had no assets or liabilities.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of the Money Market Fund, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's and Subaccount's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's and Subaccount's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods, including Total Return Year-to-Date with respect to certain periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

YIELD AND EFFECTIVE YIELD

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria, including Morningstar, Inc. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company is a stock life insurance company incorporated under the laws of Missouri on August 6, 1920. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in all states except for New York, as well as the District of Columbia and Puerto Rico. The Company is wholly-owned, directly and indirectly, by Providian Corporation, a publicly-held diversified consumer financial services company whose shares are traded on the New York Stock Exchange with assets of $26.8 billion as of December 31, 1995.

PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V

The Separate Account was established by the Company as a separate account under the laws of the State of Missouri on February 14, 1992, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 6 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Trust. Additional subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

PROVIDIAN SERIES TRUST

The Trust is a diversified investment company presently consisting of 9 separate series each having different investment objectives and policies. This Contract offers 6 series of shares, each a professionally managed investment Portfolio. Except for the Money Market Fund, each Portfolio seeks to achieve its objective by investing in a number of other series offered by the Trust. The Money Market Fund is available only for the purposes of depositing and holding initial purchase payments during the Right to Cancel Period for the Contracts issued in certain states. The Adviser has retained Federated Advisers to serve as sub-adviser to the Money Market Fund and Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") to serve as sub-adviser for the other Portfolios. Subject to the supervision and direction of the Board of Trustees of the Trust, Atlanta Capital determines how each of its Portfolio's assets will be invested in the Underlying Funds. Atlanta Capital receives a fee, which is paid by the Adviser and is a percentage of the annual net asset value of the Underlying Funds in which Atlanta Capital serves as sub-adviser and the Portfolios invest. The advisory fee is deducted automatically from the assets of the Underlying Funds, and is therefore paid indirectly by the Portfolios. Similarly, Federated Advisers receives a fee, which is paid by the Adviser and is a percentage of the annual net asset value of the Money Market Fund.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUS)

For more information concerning the risks associated with each Portfolio's investments, please refer to the prospectus for the Portfolios.

THE CAPITAL PRESERVATION PORTFOLIO-seeks high current income with low volatility of principal.

THE INCOME ORIENTED PORTFOLIO-seeks income and, secondarily, long term growth of capital.

THE GROWTH AND INCOME PORTFOLIO-seeks growth of capital and income.

THE CAPITAL GROWTH PORTFOLIO-seeks long term growth of capital and, secondarily, current income.

THE MAXIMUM APPRECIATION PORTFOLIO-seeks capital appreciation.

THE MONEY MARKET FUND-seeks current income, a stable share price, and daily liquidity. The Money Market Fund invests in corporate, bank, and government instruments that present minimal credit risk. AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the Portfolios. THE PORTFOLIOS' PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may, in the future, be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Portfolios under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Portfolios if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for a minimum of 10 days after you receive the Contract (30 or more days in some instances as set forth in your Contract) plus a 5 day grace period to allow for mail delivery. The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, (1) if the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then for any amount of your initial Purchase Payment(s) invested in the Money Market Fund, we will return the Accumulated Value of the amount of your Purchase Payment(s) so invested, or if greater, the amount of your Purchase Payment(s) so invested, and (2) for any amount of your initial Purchase Payment(s) invested in the Portfolio(s) immediately following receipt by us, we will return the Accumulated Value of your Purchase Payment(s) so invested plus any fees and/or Premium Taxes that may have been subtracted from such amount.

CONTRACT PURCHASE AND PURCHASE PAYMENTS

If you wish to purchase a Contract, you should complete the customer order form and forward it and the initial Purchase Payment to such address as the Company may from time to time designate. If you wish to make personal delivery by hand or courier to the Company of the customer order form and the initial Purchase Payment (rather than through the mail), you must do so at our Administrative Offices at 400 West Market Street, Louisville, KY 40202. The initial Purchase Payment for a Non-Qualified Contract must be equal to or greater than the $3,000 minimum investment requirement. The Initial Purchase Payment for a Qualified Contract must be equal to or greater than $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction). To obtain a customer order form, please call our Administrative Offices at 1-800-866-6007.

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within 2 Business Days after receipt of the customer order form and the initial Purchase Payment in good order. The Company reserves the right to reject any customer order form or initial Purchase Payment. Following issuance, the Contract will be mailed to you along with a Contract acknowledgment form, which you should complete, sign and return in accordance with its instructions. Please note that until the Company receives the acknowledgment form signed by the Owner and any Joint Owner, the Owner and any Joint Owner must obtain a signature guarantee on their written signed request in order to exercise any rights under the Contract.

If the initial Purchase Payment cannot be credited within 5 Business Days because the customer order form is incomplete, we will contact the applicant, explain the reason for the delay and will refund the initial Purchase Payment, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional Purchase Payments must be for at least $500 for Non-Qualified Contracts, or $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-866-6007.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one of the Portfolios by sending us the appropriate Company form or by complying with other designated Company procedures. If an additional Net Purchase Payment is not accompanied by allocation instructions, it will be allocated to the same Portfolio(s) as your prior Net Purchase Payments are invested at that time, unless otherwise directed by you in writing in advance.

If the state of issue of your Contract is CA, GA, ID, LA, MI, MO, NE, NH, NC, OK, OR, SC, UT, VA or WV, then your initial Net Purchase Payment(s) will, when your Contract is issued, be invested in the Money Market Fund until the expiration of the Right to Cancel Period of 10 days (30 or more days in some instances, as set forth in your Contract) plus a 5-day grace period to allow for mail delivery, and then invested according to your initial allocation instructions.

If the state of issue of your Contract is any other state, your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolio(s) immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD.

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .55% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted from each Subaccount on each Contract Anniversary and upon surrender, on a pro rata basis based on the number of months that have passed since the last anniversary date. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGES

Each Contract Year you may make an unlimited number of Exchanges between Portfolios, provided that after an Exchange no Portfolio may contain a balance less than $1,000. A $15 fee is currently imposed for Exchanges in excess of 12 per Contract Year.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation and certain of their affiliates are permitted to purchase Contracts with substantial reduction of administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

TAXES

We will, where such taxes are imposed on the Company by state law, deduct Premium Taxes that currently range up to 3.5%. These taxes will be deducted from the Accumulated Value or Purchase Payments in accordance with applicable law.

As of the date of this Prospectus, the following state assesses a Premium Tax on all initial and additional Purchase Payments on Non-Qualified Contracts:

                                                                      PERCENTAGE
                                                                      ----------
      South Dakota...................................................   1.25%

In addition, a number of states currently impose Premium Taxes at the time an Annuity Payment Option (other than a Lump Sum Payment Option) is selected. As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

                                                        QUALIFIED  NON-QUALIFIED
                                                        PERCENTAGE  PERCENTAGE
                                                        ---------- -------------
      Alabama..........................................   1.00%        1.00%
      California.......................................   0.50%        2.35%
      District of Columbia.............................   2.25%        2.25%
      Kansas...........................................   0.00%        2.00%
      Kentucky.........................................   2.00%        2.00%
      Maine............................................   0.00%        2.00%
      Nevada...........................................   0.00%        3.50%
      West Virginia....................................   1.00%        1.00%
      Wyoming..........................................   0.00%        1.00%

Under present laws, the Company will incur state or local taxes (in addition to the Premium Taxes described above) in several states. At present, the Company does not charge the Contract Owner for these taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under
the Contracts. (See "Federal Tax Considerations," page   .) Based upon these
expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in the Trust's Prospectus and Statement of Additional Information.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract,
(iv) any partial withdrawals, and (v) any charges for any Exchanges made after the first 12 in any Contract Year.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios. Requests for Exchanges, received by mail or by telephone, prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day. If you experience difficulty in making a telephone Exchange your Exchange request may be made by regular or express mail. It will be processed on the date received.

To take advantage of the privilege of initiating transactions by telephone, you must first elect the privilege by completing the appropriate section of the Contract acknowledgment form, which you will receive with your Contract. You may also complete a separate telephone authorization form at a later date. To take advantage of the privilege of authorizing a third party to initiate transactions by telephone, you must first complete a third party authorization form or the appropriate section of the Contract acknowledgment form.

The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Prior to the acceptance of any request, the caller will be asked by a customer service representative for his or her Contract number and social security number. In addition, telephone communications from a third party authorized to transact in an account will undergo reasonable procedures to confirm that instructions are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the Contract number to which he or she is referring, and the social security number of the Contract Owner. All calls will be recorded, and this information will be verified with the Contract Owner's records prior to processing a transaction. Furthermore, all transactions performed by a customer service representative will be verified with the Contract Owner through a written confirmation statement. The Company, the Adviser, the Trust, the Portfolios, Atlanta Capital, and Federated Advisers shall not be liable for any loss, cost or expense for action on telephone instructions that are believed to be genuine in accordance with these procedures.

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid
out under an Annuity Payment Option. (See "Annuity Payment Options," page   .)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. Your proceeds will normally be processed and mailed to you within 2 Business Days after the receipt of the request but in no event will it be later than 7 calendar days, subject to postponement in certain
circumstances. (See "Deferment of Payment," page   .)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed
on certain early withdrawals. (See "Federal Tax Considerations," page   .)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $250.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to a 10% federal tax penalty if you are under age 59 1/2. You may elect to have federal income taxes withheld from each withdrawal at a 10% rate on the Systematic Withdrawal Request Form. For a discussion of the tax consequences of withdrawals, see "Federal Tax
Considerations" on page    of the Prospectus. You may wish to consult a tax
adviser regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days written notice. We also reserve the right to charge a fee for such service.

IRS-REQUIRED DISTRIBUTIONS

Prior to the Annuity Date, if you or, if applicable, a Joint Owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the Owner's Designated Beneficiary (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit) as described in this section so that the Contract qualifies as an annuity under the Code. If the death occurs on or after the Annuity Date, the remaining portions of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract will be distributed within 5 years after date of death or be paid under an Annuity Payment Option under which payments will begin within 1 year of the Contract Owner's death and will be made for the life of the Owner's Designated Beneficiary or for a period not extending beyond the life expectancy of that beneficiary. The Owner's Designated Beneficiary is the person to whom ownership of the Contract passes by reason of death.

If any portion of the Contract Owner's interest is payable to (or for the benefit of) the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

MINIMUM BALANCE REQUIREMENT

In the event that the entire value of the Contract falls below $1,000, you may be notified that the Accumulated Value of your account is below the Contract's minimum requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

ANNUITY DATE

You may specify an Annuity Date, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and the Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $3,000, or less than $2,000 for Texas Contract Owners, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-866-6007.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within 7 days from the date the election becomes effective except that the Company may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income
tax. (See "Contracts Owned by Non-Natural Persons," page   , and
"Diversification Standards," page   .)

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election.

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7);
(iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); or (vii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DISTRIBUTION-AT-DEATH RULES

In order to be treated as an annuity contract, a Contract must generally provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to the Owner's Designated Beneficiary, however, such interests may be annuitized over the life of that Owner's Designated Beneficiary or over a period not extending beyond the life expectancy of that Owner's Designated Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Owner's Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral on tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Owner's Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death (unless the Contract Owner was also the Annuitant--in which case the Annuitant's Beneficiary is entitled to the Death Benefit).

If the Contract Owner is not an individual, the "primary Annuitant" (as defined under the Code) is considered the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. If an employer is the nominal owner of a Contract, and the beneficial owners are employees, then the Contract is not treated as being held by a non-natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity.

ASSIGNMENTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

MULTIPLE CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code
Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), one year after the start up period, the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. The Company believes that under this rule, the Separate Account must be tested for compliance with the percentage limitations by "looking through" both the shares in Portfolios that are held by the Separate Account and the shares in the Underlying Funds that are held by the Portfolios to the investment assets held by the Underlying Funds. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New portfolios may be established at the discretion of the Company. Any new portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Trust does not hold regular meetings of shareholders. The Trustees of the Trust may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Trust shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Portfolio. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Trust.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Berenson & Johnson LLP of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Missouri law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Kimberly A. Scouller, Esquire, on behalf of the Company.

                TABLE OF CONTENTS FOR THE PGA RETIREMENT ANNUITY

                                VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACT..............................................................   2
  Computation of Variable Annuity Income Payments.........................   2
  Exchanges...............................................................   3
  Exceptions to Charges and to Transaction or Balance Requirements........   3
GENERAL MATTERS...........................................................   3
  Non-Participating.......................................................   3
  Misstatement of Age or Sex..............................................   3
  Assignment..............................................................   4
  Annuity Data............................................................   4
  Annual Statement........................................................   4
  Incontestability........................................................   4
  Ownership...............................................................   4
PERFORMANCE INFORMATION...................................................   5
  30-Day Yield for Subaccounts............................................   5
  Standardized Average Annual Total Return for Subaccounts................   5
ADDITIONAL PERFORMANCE MEASURES...........................................   7
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
  Annual Total Return.....................................................   7
  Non-Standardized Total Return Year-to-Date..............................   8
  Non-Standardized One Year Return........................................   9
PERFORMANCE COMPARISONS...................................................  10
SAFEKEEPING OF ACCOUNT ASSETS.............................................  12
THE COMPANY...............................................................  12
STATE REGULATION..........................................................  12
RECORDS AND REPORTS.......................................................  13
DISTRIBUTION OF THE CONTRACTS.............................................  13
LEGAL PROCEEDINGS.........................................................  13
OTHER INFORMATION.........................................................  13
FINANCIAL STATEMENTS......................................................  13

                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                      STATEMENT OF ADDITIONAL INFORMATION

                         FOR THE PGA RETIREMENT ANNUITY

                                   OFFERED BY
                  PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A MISSOURI STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                                 P.O. BOX 32700
                           LOUISVILLE, KENTUCKY 40232

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the PGA Retirement Annuity contract (the "Contract") offered by Providian Life and Health Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated __________, 1997, by calling 1-800-866-6007 or by writing to our Administrative Offices, P.O. Box 32700, Louisville, Kentucky 40232. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                               ____________, 1997

                               TABLE OF CONTENTS

                                                                            PAGE

THE CONTRACT
  Computation of Variable Annuity Income Payments
  Exchanges
  Exceptions to Charges and to Transaction or Balance Requirements
GENERAL MATTERS
  Non-Participating
  Misstatement of Age or Sex
  Assignment
  Annuity Data
  Annual Statement
  Incontestability
  Ownership
PERFORMANCE INFORMATION
  30-Day Yield for Subaccounts
  Standardized Average Annual Total Return for Subaccounts
ADDITIONAL PERFORMANCE MEASURES
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return
  Non-Standardized Total Return Year-to-Date
  Non-Standardized One Year Return
PERFORMANCE COMPARISONS
SAFEKEEPING OF ACCOUNT ASSETS
THE COMPANY
STATE REGULATION
RECORDS AND REPORTS
DISTRIBUTION OF THE CONTRACT
LEGAL PROCEEDINGS
OTHER INFORMATION
FINANCIAL STATEMENTS

                                  THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

     (a)  =  the Annuity Unit Value for the immediately preceding Business Day;

     (b)  =  the Net Investment Factor for the day; and

     (c) = the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a) = any increase or decrease in the value of the Subaccount due to investment results;

     (b) = a daily charge assessed at an annual rate of .55% for the mortality and expense risks assumed by the Company; and

     (c) = a daily charge for the cost of administering the Contract corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.

The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above for all annuitants of either gender.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of another Subaccount then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. This Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the "Exchange Date"). Each year you may make an unlimited number of free Exchanges between Subaccounts. A $15 fee is currently imposed for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The Company may reduce administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sale of Contracts. The Company may reduce administrative charges and fees on sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, Providian Corporation, and their affiliates and certain sales representatives for the Contract. The Company also may also grant waivers or modifications of certain minimum or maximum purchase or transaction amounts or balance requirements in these circumstances.

Notwithstanding the above, any variations in administrative charges or other deductions from Purchase Payments or in the minimum or maximum transaction or balance requirements shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.

                                GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount and any Purchase Payments, charges, Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.

                            PERFORMANCE INFORMATION

Performance information for the Subaccounts including the yield and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Where applicable in calculating performance information, the Annual Contract Fee is reflected as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the applicable period. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.)

30-DAY YIELD FOR SUBACCOUNTS

Quotations of yield for the Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                a - b
     YIELD = 2[(----- + 1)/6/ - 1]
                 cd

Where:

     [a] = the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount;

     [b]  =  the expenses accrued for the period (net of reimbursement);

     [c]  =  the average daily number of Units outstanding during the period;
             and

     [d] = the maximum offering price per Accumulation Unit on the last day of the period.

Yield on the Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

          P(1 + T)/n/ = ERV

Where:

     [P]  =  a hypothetical initial Purchase Payment of $1,000;

     [T]  =  an average annual total return;

     [n]  =  the number of years; and

     [ERV]  =  the ending redeemable value of a hypothetical $1,000 Purchase
               Payment made at the beginning of the period (or fractional portion thereof).

                        ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

                            PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

     .  quality of underlying investments;

     .  average maturity of underlying investments;

     .  type of instruments in which the Portfolio is invested;

     .  changes in interest rates and market value of underlying investments;

     .  changes in Portfolio expenses; and

     .  the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

  . DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

  . STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

  . LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

  . BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above.

     However, the average maturity of the bonds included in this index approximates 22 years.

  . SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

  . MORNINGSTAR, INC., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  . MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

  . STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

  . DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

  .  THE CONSUMER PRICE INDEX, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

                         SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.

                                  THE COMPANY

Providian Corporation owns a 4% interest in the Company and 61%, 15% and 20% interests, respectively, are held by Commonwealth Life Insurance Company, Peoples Security Life Insurance Company and Capital Liberty, L.P. Commonwealth Life Insurance Company and Peoples Security Life Insurance Company are each wholly-owned by Providian Corporation. A 5% interest in Capital Liberty, L.P. is owned by Providian Corporation, which is the general partner, and 76% and 19% interests, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company, which are both wholly-owned by Providian Corporation.

                                STATE REGULATION

The Company is a stock life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri State Department of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

In addition, the Company is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

Providian Securities Corporation ("PSC"), the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of Providian Corporation. PSC is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to members and employees of the Professional Golfers Association of America and to certain key employees of golf courses through persons or entities licensed under the federal securities laws and state insurance laws that have generally entered into agreements with PSC. The offering of the Contracts is continuous and PSC does not anticipate discontinuing the offering of the Contracts. However, PSC does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS

The Subaccounts described in the Contract Prospectus have not yet commenced operations, and consequently have no assets or liabilities. Accordingly, no financial statements are included for the Separate Account in this Statement of Additional Information. The audited statutory-basis financial statements of the Company for the periods ended December 31, 1995 and 1994, respectively, including the Reports of Independent Auditors thereon, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets to be held in the Separate Account.

                     Statutory-Basis Financial Statements

                  Providian Life and Health Insurance Company

                    Years ended December 31, 1995 and 1994
                      with Report of Independent Auditors

                  Providian Life and Health Insurance Company

                     Statutory-Basis Financial Statements

                    Years ended December 31, 1995 and 1994



                                   Contents

Report of Independent Auditors..................................  1

Audited Financial Statements

Balance Sheets (Statutory-Basis)................................  3
Statements of Operations (Statutory-Basis)......................  4
Statements of Changes in Capital and Surplus (Statutory-Basis)..  5
Statements of Cash Flows (Statutory-Basis)......................  6
Notes to Financial Statements...................................  7


                         Report of Independent Auditors

Board of Directors
Providian Life and Health Insurance Company

We have audited the accompanying statutory-basis balance sheets of Providian Life and Health Insurance Company (formerly National Home Life Assurance Company) as of December 31, 1995 and 1994, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of the accompanying statutory-basis financial statements in accordance with generally accepted auditing standards; however, as discussed in the following paragraph, we were not engaged to determine or audit the effects of the variances between statutory accounting practices and generally accepted accounting principles. Generally accepted auditing standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion on the accompanying statutory-basis financial statements.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that the auditors' report on such statements indicate whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained in Note 1, and the Company has not determined the effects of those variances. Accordingly, we were not engaged to audit, and we did not audit, the effects of those variances. Since the accompanying financial statements do not purport to be a presentation in conformity with generally accepted accounting principles, we are not in a position to express, and we do not express, an opinion on the financial statements referred to above as to fair presentation of financial position, results of operations, or cash flows in conformity with generally accepted accounting principles.

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Providian Life and Health Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance.

                                       /s/ Ernst & Young LLP

Louisville, Kentucky
April 23, 1996

                  Providian Life and Health Insurance Company

                        Balance Sheets (Statutory-Basis)

                                                                                     DECEMBER 31
                                                                                   1995         1994
                                                                               ------------------------
ADMITTED ASSETS                                                                    (In Thousands)
Cash and invested assets:
 Bonds                                                                         $ 4,410,245   $4,307,195
 Preferred stocks                                                                   27,719       72,508
 Common stocks                                                                     408,298      297,906
 Mortgage loans                                                                  2,756,891    2,013,375
 Real estate                                                                        25,065       27,152
 Policy loans                                                                      158,774      151,132
 Cash and short-term investments                                                   205,266      113,531
 Other invested assets                                                             125,052      127,620
                                                                               ------------------------

Total cash and invested assets                                                   8,117,310    7,110,419

Deferred and uncollected premiums                                                   45,849       43,340
Accrued investment income                                                           99,001       93,066
Other receivables                                                                   50,942      154,174
Federal income taxes recoverable from parent                                         3,725       17,459
Other admitted assets                                                                4,581        4,054
Separate account assets                                                          1,741,564    1,114,835
                                                                               ------------------------
Total admitted assets                                                          $10,062,972   $8,537,347
                                                                               ========================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate policy reserves                                                     $ 5,608,366   $4,908,607
 Policy and contract claims                                                         37,947       35,302
 Policyholder contract deposits                                                  1,519,204    1,494,308
 Other policy or contract liabilities                                              318,911      300,304
 Amounts due to affiliates                                                          18,882       18,665
 Asset valuation reserve                                                            89,486       47,482
 Interest maintenance reserve                                                            -       15,868
 Accrued expenses and other liabilities                                            152,118       71,764
 Separate account liabilities                                                    1,741,564    1,114,835
                                                                               ------------------------
Total liabilities                                                                9,486,478    8,007,135

Capital and surplus:
 Common stock, $11 par value, 1,145,000 and 230,000 shares
  authorized, issued and outstanding in 1995 and 1994,
  respectively                                                                      12,595        2,530
 Preferred stock, $11 par value, 2,290,000 shares
  authorized, issued and outstanding in 1995                                        25,190            -
 Paid-in surplus                                                                     2,583       41,838
 Unassigned surplus                                                                536,126      485,844
                                                                               ------------------------
Total capital and surplus                                                          576,494      530,212
                                                                               ------------------------
Total liabilities and capital and surplus                                      $10,062,972   $8,537,347
                                                                               ========================

See accompanying notes.

                  Providian Life and Health Insurance Company

                  Statements of Operations (Statutory--Basis)


                                                                             YEAR ENDED DECEMBER 31
                                                                        1995         1994        1993
                                                                    ------------------------------------
                                                                               (In Thousands)
Revenues:
 Premiums earned:
  Life and annuity                                                  $  264,020   $  181,143   $  258,471
  Accident and health                                                  159,550      162,742      173,168
 Annuity fund deposits                                                 803,537    1,223,232    1,073,837
 Net investment income                                                 570,009      472,691      451,417
 Commissions and expense allowances
  on reinsurance ceded                                                   7,164       16,186       17,230
 Amortization of interest maintenance reserve                            4,798        7,476        3,006
 Other income                                                              455           10          103
                                                                    ------------------------------------
                                                                     1,809,533    2,063,480    1,977,232

Benefits and expenses:
 Accident and health, life and other benefits                        1,323,996      986,601    1,033,991
 (Decrease) increase in aggregate policy reserves                     (142,665)     613,678      328,584
 Commissions and expense allowances
  on reinsurance assumed                                                66,988       54,690       61,658
 General insurance and other expenses                                  140,495      120,830      139,103
 Reinsurance recapture fee                                              66,672            -            -
 Net transfers to separate accounts                                    316,222      162,973      314,382
                                                                    ------------------------------------
                                                                     1,771,708    1,938,772    1,877,718

Net gain from operations before federal
 income taxes                                                           37,825      124,708       99,514
Federal income tax expense                                              18,222       50,351       46,866
                                                                    ------------------------------------
Net gain from operations                                                19,603       74,357       52,648

Net realized capital losses, net of income taxes
 (1995--($14,998); 1994--($7,311); 1993--
 $25,997) and excluding gains (losses)
 transferred to the interest maintenance reserve
 (1995--($21,644); 1994--($6,786); 1993--
 $28,652)                                                                 (609)     (15,867)      (2,547)
                                                                    ------------------------------------

Net income                                                          $   18,994   $   58,490   $   50,101
                                                                    =====================================

See accompanying notes.

                  Providian Life and Health Insurance Company

         Statements of Changes in Capital and Surplus (Statutory--Basis)

                                       COMMON     PREFERRED    PAID-IN    UNASSIGNED
                                        STOCK       STOCK      SURPLUS     SURPLUS
                                       --------------------------------------------
                                                      (In Thousands)
Balances, January 1, 1993              $ 2,530     $     -    $ 41,838     $359,543
Net income                                   -           -           -       50,101
Change in net unrealized gains
 on investments                              -           -           -          838
Decrease in nonadmitted assets               -           -           -        1,643
Change in reserves due to
 change in valuation basis                   -           -           -        6,582
Increase in asset valuation
 reserve                                     -           -           -       (6,330)
Prior year federal income tax
 adjustment                                  -           -           -       (3,448)
                                       --------------------------------------------
Balances, December 31, 1993              2,530           -      41,838      408,929

Net income                                   -           -           -       58,490
Change in net unrealized gains
 on investments                              -           -           -       24,538
Increase in nonadmitted assets               -           -           -       (3,283)
Increase in asset valuation
 reserve                                     -           -           -       (2,830)
                                       --------------------------------------------
Balances, December 31, 1994              2,530           -      41,838      485,844

Purchase and retirement of
 common stock                              (11)          -      (3,989)           -
Stock split/dividend                    10,076      25,190     (35,266)           -
Net income                                   -           -           -       18,994
Change in net unrealized gains
 on investments                              -           -           -       96,430
Change in reserves due to
 change in valuation basis                   -           -           -         (802)
Prior year federal income tax
 adjustment                                  -           -           -       (5,092)
Increase in nonadmitted assets               -           -           -      (17,244)
Increase in asset valuation
 reserve                                     -           -           -      (42,004)
                                       --------------------------------------------
Balances, December 31, 1995            $12,595     $25,190    $  2,583     $536,126
                                       ============================================

See accompanying notes.

                  Providian Life and Health Insurance Company

                   Statements of Cash Flows (Statutory--Basis)

                                                                        YEAR ENDED DECEMBER 31
                                                                    1995         1994         1993
                                                                -------------------------------------
                                                                            (In Thousands)
Cash and short-term investments provided
  Operations:
   Premiums and annuity fund deposits                           $1,224,560    $1,574,914   $1,499,353
   Net investment income received                                  564,587       481,560      440,139
   Allowances and reserve adjustments received on
    reinsurance ceded                                                7,195        16,168       17,337
   Other income received                                               455             -            -
                                                                -------------------------------------
                                                                 1,796,797     2,072,642    1,956,829

   Benefits paid                                                 1,320,679       991,357    1,044,195
   General insurance and other expenses                            197,177       171,197      196,101
   Federal income taxes (recovered) paid                           (10,510)       64,311       28,719
   Net increase in policy loans and premium notes                    7,283         4,298       11,752
   Paid reinsurance reserves and other items                         1,305            39          997
   Net transfer to separate accounts                               327,365       147,516      308,635
                                                                -------------------------------------
                                                                 1,843,299     1,378,718    1,590,399
                                                                -------------------------------------
  Total cash (applied) provided by operations                      (46,502)      693,924      366,430

  Investments sold, matured or repaid                            3,662,934     2,096,056    7,767,911
  Other cash provided:
   Increase in amounts due to affiliates                                 -         4,402            -
   Net increase in broker receivables/payables                     114,177             -            -
   Accounts receivable - other invested assets                      83,606             -            -
   Cash received in reinsurance recapture transaction               30,095             -            -
   Net cash and short-term investments received from
    reinsurance assumed                                            303,376             -            -
   Other items                                                       7,764        15,530       50,655
                                                                -------------------------------------
  Total other cash provided                                        539,018        19,932       50,655
                                                                -------------------------------------
Total cash and short-term investments provided                   4,155,450     2,809,912    8,184,996

Cash and short-term investments applied:
  Investments acquired                                           4,029,433     2,533,051    8,244,557
  Other cash applied:
   Decrease in amounts due to affiliates                            15,506             -       23,314
   Net decrease in broker receivables/payables                           -       101,703            -
   Accounts receivable - other invested assets                           -        83,606            -
   Redemption of common stock                                        4,000             -            -
   Other items                                                      14,776        16,282       38,001
                                                                -------------------------------------
  Total other cash applied                                          34,282       201,591       61,315
                                                                -------------------------------------
Total cash and short-term investments applied                    4,063,715     2,734,642    8,305,872
                                                                -------------------------------------
Increase (decrease) in cash and short-term investments              91,735        75,270     (120,876)
Cash and short-term investments:
  Beginning of year                                                113,531        38,261      159,137
                                                                -------------------------------------
  End of year                                                   $  205,266    $  113,531   $   38,261
                                                                =====================================

See accompanying notes.

                  Providian Life and Health Insurance Company

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES

ORGANIZATION

Providian Life and Health Insurance Company (PLH), formerly National Home Life Assurance Company, is a life and health insurance company domiciled in Missouri. Prior to the transaction discussed in the following paragraph, PLH was wholly owned by a limited partnership, Capital Liberty Limited Partnership (CLLP), consisting of Providian Corporation (PVN) and two of its wholly owned insurance subsidiaries, Peoples Security Life Insurance Company (PSI) and Commonwealth Life Insurance Company (CLICO). PLH wholly owns an insurance subsidiary, Veterans Life Insurance Company (VLIC), which wholly owns an insurance subsidiary, First Providian Life and Health Insurance Company (FPLH), formerly National Home Life Assurance Company of New York, and a non-insurance subsidiary. On December 20, 1995, PLH executed a stock split/dividend whereby four additional shares of common and ten shares of preferred stock (a total of 916,000 common and 2,290,000 preferred shares) were issued for each existing share of common stock. CLLP retained the newly issued preferred stock and the previously held common shares, now representing a 20% interest in PLH, and distributed the additional common shares to its partners as follows: 174,705 shares (15.2%) to PSI, 698,820 shares (60.7%) to CLICO, and 42,475 shares (4.1%)
to PVN.

NATURE OF OPERATIONS

PLH sells and services life and accident and health insurance products, primarily utilizing direct response methods, such as television, telephone, mail and third-party programs to reach low to middle income households nationwide. PLH also sells and services group and individual accumulation products, primarily utilizing brokers, fund managers, financial planners, and stock brokerage firms.

MANAGEMENT'S ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates are utilized in the calculation of benefit reserves and the allowance for uncollectible mortgage loans. It is reasonably possible that these estimates may change in the near term, thereby possibly having a material effect on the financial statements.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements of PLH have been prepared in accordance with the accounting practices prescribed or permitted by the Missouri Department of Insurance. Such practices vary from generally accepted accounting principles
(GAAP). The more significant variances from GAAP are as follows:

   INVESTMENTS

   Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

   Fair values of investments in bonds and stocks are generally based on values specified by the Securities Valuation Office (SVO) of the NAIC, rather than on values provided by outside broker confirmations or internally calculated estimates. However, for certain investments, the NAIC does not provide a value and PLH uses either admitted asset investment amounts (i.e., statement values) as allowed by the NAIC, fair values provided by outside broker confirmations or internally calculated estimates. Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by PLH is included in investments rather than reported as an operating asset, and investment income and operating expense include amounts representing rent for PLH's occupancy of such real estate. Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than to a separate surplus account.

   Valuation allowances are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when PLH determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. Such allowances are generally based on the estimated fair value of the underlying real estate (collateral).

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Under a formula prescribed by the NAIC, PLH defers the portion of realized capital gains and losses attributable to changes in the general level of interest rates on sales of certain liabilities and fixed income investments, principally bonds and mortgage loans, and amortizes such deferrals into income on a straight-line basis over the remaining period to maturity based on groupings of individual liabilities or investments sold. The net accumulated unamortized balance of such deferrals is reported as an "interest maintenance reserve" (IMR) in the accompanying balance sheet. Realized gains and losses are reported in income net of tax and transfers to the IMR. The "asset valuation reserve" (AVR) is also determined by a NAIC prescribed formula and is reported as a liability rather than a valuation allowance. The AVR represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and direct write-downs are recorded (or valuation allowances are provided, where appropriate under GAAP) when there has been a decline in value deemed to be other than temporary, in which case, write-downs (or provisions) for such declines are charged to income.

   SUBSIDIARIES

   The accounts and operations of PLH's subsidiaries are not consolidated with the accounts and operations of PLH as would be required under GAAP.

   POLICY ACQUISITION COSTS

   Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment-type contracts, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   NONADMITTED ASSETS

   Certain assets designated as "nonadmitted," principally agents' debit balances and furniture and equipment, are excluded from the balance sheets and are charged directly to unassigned surplus.

   PREMIUMS

   Revenues for universal life policies and investment-type contracts consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

   BENEFIT RESERVES

   Certain policy reserves are calculated using prescribed interest and mortality assumptions rather than on expected experience and actual account balances as is required under GAAP.

   INCOME TAXES

   Deferred income taxes are not provided for differences between the financial statement and the tax bases of assets and liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined.

Other significant accounting policies followed in preparing the accompanying statutory-basis financial statements are as follows:

   INVESTMENTS

   Bonds, preferred stocks, common stocks, mortgage loans, real estate, short-term investments and derivative financial instruments are stated at values prescribed by the NAIC, as follows:

       Bonds not backed by other loans are stated at amortized cost using the interest method.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

       Loan-backed bonds and structured securities are valued at amortized cost using the interest method. Anticipated prepayments are considered when determining the amortization of related discounts or premiums. Prepayment assumptions are obtained from dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value such securities.

       Short-term investments include investments with maturities of less than one year at the date of acquisition. Short-term investments and cash are carried at cost.

       Preferred stocks are carried at cost. In addition, certain bonds and preferred stocks are carried at the lower of cost (or amortized cost) or the NAIC designated fair value.

       Common stocks are carried at the NAIC designated fair value, except that investments in unconsolidated subsidiaries and affiliates in which PLH has an interest of 20 percent or more are carried on the equity basis.

       Derivative financial instruments, consisting primarily of interest rate swap agreements, are valued in accordance with NAIC guidelines, which is on a basis consistent with the asset or liability being hedged.

       Mortgage loans in good standing and policy loans are carried at unpaid principal balances while statutorily delinquent mortgages are carried at their unpaid principal balance less the related valuation allowance.

       Real estate is carried at the lower of cost (less depreciation for occupied and investment real estate, generally calculated using the straight-line method) or net realizable value, and is net of related obligations, if any.

   Bond and other loan interest is credited to income as it accrues. Dividends on common and preferred stocks are credited to income on ex-dividend dates. For securities, PLH follows the guidelines of the NAIC for each security on an individual basis in determining the admitted or nonadmitted status of accrued income amounts. For interest rate exchange agreements, interest is credited to income as it accrues. For mortgage loans, PLH's policy is to accrue investment income due for a maximum of three months from the last payment date. At December 31, 1995 and 1994, the total amount excluded from accrued investment income for delinquent mortgage loans was approximately $314,000 and $4,172,000, respectively.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   Net income includes realized gains and losses on investments sold, net of tax and transfers to the IMR. The cost of investments sold is determined on a first-in, first-out basis.

   SEPARATE ACCOUNTS

   Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than PLH, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of PLH. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in net transfers to separate accounts in the accompanying statements of operations.

   POLICY RESERVES

   Unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of accident and health policies in force, calculated principally by the application of monthly pro rata fractions. Liabilities for unearned premiums are included in aggregate policy reserves.

   PLH waives deduction of deferred fractional premiums upon death of insureds. PLH's policy is not to return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Mean reserves are determined by computing the regular mean reserve for the plan at the issued age and holding in addition one-half of the extra premium charged for the year.

   The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular cost have been determined by formula as described in the NAIC instructions.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   Policy reserves also include single premium and flexible premium annuity contracts and structured settlement contracts. The single premium and flexible premium contracts contain surrender charges for the first six to seven years of the contract. These contract reserves are held at the contract value that accrues to the policyholder. Structured settlement contracts contain no surrender charge. Policy reserves on these contracts are determined based on the expected future cash flows discounted at the applicable statutorily defined mortality and interest rates. Annual effective rates credited to these annuity contracts ranged from 4.0 percent to 8.0 percent during 1995.

   POLICY AND CONTRACT CLAIMS

   Policy and contract claims, principally related to accident and health policies, include amounts determined on an individual case basis for reported losses and estimates of incurred but not reported losses developed on the basis of experience. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim expenses are adequate. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated, and any adjustments resulting therefrom are reflected in earnings currently.

   POLICYHOLDER CONTRACT DEPOSITS

   Policyholder contract deposits is comprised of guaranteed investment contracts (GICs). The GICs consist of three types. One type is guaranteed as to principal along with interest guarantees based upon predetermined indices. The second type guarantees principal and interest, but also includes a penalty if the contract is surrendered early. The third type guarantees principal and interest and is non-surrenderable before the fixed maturity date. Policy reserves on the GICs are determined following the retrospective deposit method and consist of contract values that accrue to the benefit of the policyholder. Annual effective rates credited to these GICs ranged from
   5.5 percent to 7.8 percent during 1995.

   PREMIUMS, BENEFITS AND EXPENSES

   For individual and most group life policies, premiums are reported as earned on the policy/certificate anniversary. For individual and group annuities, premiums and

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   annuity fund deposits are recorded as earned when collected. For individual and group accident and health policies, premiums are recorded as earned on a pro rata basis over the coverage period for which the premiums were collected or due. Benefit claims (including an estimated provision for claims incurred but not reported), policy reserve changes and expenses are charged to income as incurred.

   REINSURANCE

   Reinsurance premiums, benefits and expenses are accounted for in a manner consistent with that used in accounting for original policies issued and the terms of the reinsurance contracts. Premiums, benefits, expenses and the reserves for policy and contract liabilities and unearned premiums are recorded net of reinsured amounts.

   GUARANTY FUND ASSESSMENTS

   Periodically, PLH is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. Each state guaranty fund operates independently of any other state guaranty fund; as such, the methods by which assessments are levied against PLH vary from state to state. Also, some states permit guaranty fund assessments to be partially recovered through reductions in future premium taxes. At December 31, 1995 and 1994, PLH has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to that date. The estimated liability is determined using preliminary information received from the various state guaranty funds and the National Organization of Life and Health Insurance Guaranty Associations. Because there are many uncertainties regarding the ultimate assessments that will be assessed against PLH, the ultimate assessments for those insolvencies or rehabilitations that occurred prior to December 31, 1995 may vary from the estimated liability included in the accompanying financial statements. The estimated liability for guaranty fund assessments recorded at December 31, 1995 and 1994 was $11,571,000 and $11,139,000, respectively.

                  Providian Life and Health Insurance Company

1. ORGANIZATION, NATURE OF OPERATIONS AND ACCOUNTING POLICIES (CONTINUED)

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   PLH's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that PLH uses to prepare its statutory-basis financial statements.

RECLASSIFICATIONS

Certain reclassifications have been made to the prior year financial statements to conform with the current year presentation.

2. INVESTMENTS

The tables below contain amortized cost (carrying value or statement value) and fair value information on bonds.

                                                          GROSS         GROSS
                                           AMORTIZED    UNREALIZED   UNREALIZED     FAIR
                                             COST         GAINS        LOSSES       VALUE
                                        ------------------------------------------------------
                                                              (In Thousands)
            DECEMBER 31, 1995
            U.S. government obligations    $  457,122    $  9,764     $     5     $  466,881
            States and political               37,957       1,399         280         39,076
             subdivisions
            Foreign government                 71,821       4,024          34         75,811
             obligations*
            Corporate and other             2,828,447      93,238      11,053      2,910,632
            Foreign corporate*                259,804      14,063       2,223        271,644
            Mortgage-backed                   755,094           -           -        755,094
                                        ------------------------------------------------------
                                           $4,410,245    $122,488     $13,595     $4,519,138
                                        ======================================================

                  Providian Life and Health Insurance Company

2. INVESTMENTS (CONTINUED)


                                                           GROSS        GROSS
                                            AMORTIZED    UNREALIZED   UNREALIZED   FAIR
                                               COST        GAINS        LOSSES     VALUE
                                        ----------------------------------------------------
                                                              (In Thousands)
            DECEMBER 31, 1994
            U.S. government obligations    $  280,081    $   272      $ 16,404  $  263,949
            States and political               60,708        260         4,398      56,570
             subdivisions
            Foreign government                 66,401        120         4,951      61,570
             obligations*
            Corporate and other             2,754,441     15,388       188,532   2,581,297
            Foreign corporate*                259,782        442        20,983     239,241
            Mortgage-backed                   885,782      3,275        47,803     841,254
                                        ----------------------------------------------------
                                           $4,307,195    $19,757      $283,071  $4,043,881
                                        ====================================================

* Substantially all are U.S. dollar denominated.

The amortized cost and fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations, sometimes without call or prepayment penalties.

                                            AMORTIZED      FAIR
                                               COST        VALUE
                                         --------------------------
                                               (In Thousands)

            Due in one year or less         $   31,763   $   31,813
            Due after one year through         767,315      772,576
             five years
            Due after five years through     1,103,712    1,115,424
             ten years
            Due after ten years              1,752,361    1,844,231
                                         --------------------------
                                             3,655,151    3,764,044
            Mortgage-backed securities         755,094      755,094
                                         --------------------------
                                            $4,410,245   $4,519,138
                                         ==========================

Proceeds during 1995 and 1994 from sales, maturities and calls of bonds were $2,842,536,000 and $1,674,690,000, respectively. Gross gains of $60,899,000 and
$28,226,000 and gross losses of $35,199,000 and $37,882,000, in 1995 and 1994, respectively, were realized on those sales.

                  Providian Life and Health Insurance Company

2. INVESTMENTS (CONTINUED)

The change in unrealized gains and losses on investments in common stocks and on investments in subsidiaries is credited or charged directly to unassigned surplus and does not affect net income. The cost and fair value of those investments at December 31, 1995 and 1994 are as follows:

                                   GROSS        GROSS
                                 UNREALIZED   UNREALIZED    FAIR
                        COST       GAINS        LOSSES      VALUE
                      ---------------------------------------------
                                     (In Thousands)
DECEMBER 31, 1995
Common stocks         $ 41,619     $    662      $796      $ 41,485
Subsidiaries           197,949      168,864         -       366,813
                      ---------------------------------------------
                      $239,568     $169,526      $796      $408,298
                      =============================================

                                   GROSS        GROSS
                                 UNREALIZED   UNREALIZED    FAIR
                        COST       GAINS        LOSSES      VALUE
                      ---------------------------------------------
                                     (In Thousands)
DECEMBER 31, 1994
Common stocks         $ 23,713     $    313      $775      $ 23,251
Subsidiaries           197,949       76,706         -       274,655
                      ---------------------------------------------
                      $221,662     $ 77,019      $775      $297,906
                      =============================================

The cost of preferred stocks of unaffiliated companies was $27,719,000 and $72,508,000 at December 31, 1995 and 1994, respectively, and the related fair value was $27,199,000 and $61,502,000 at December 31, 1995 and 1994,
respectively. There was no difference between cost and statement value of preferred stocks at December 31, 1995 and 1994.

Included in investments are securities having admitted asset values of $4,494,000 at December 31, 1995 which were on deposit with various state insurance departments to satisfy regulatory requirements.

The carrying value of mortgage loans is net of an allowance for loan losses of $771,000 and $9,137,000 at December 31, 1995 and 1994, respectively. The maximum and minimum lending rates for residential mortgage loans made during 1995 were
11.5 percent and 4.9 percent, respectively, while the maximum and minimum lending rates for

                  Providian Life and Health Insurance Company

2. INVESTMENTS (CONTINUED)

commercial mortgage loans made during 1995 were 9.6 percent and 7.1 percent, respectively. The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages was 80 percent. Hazard insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without buildings. As of December 31, 1995, PLH held $1,746,000 of mortgages with interest more than one year overdue amounting to $215,000. As of December 31, 1995, there were no taxes, assessments, or other amounts advanced by PLH on account of mortgage loans which were not included in mortgage loan totals. During 1995, $715,000 of taxes and maintenance expenses were paid by PLH on property acquired through foreclosure. During 1995, PLH did not reduce interest rates on any outstanding mortgages.

3. FINANCIAL INSTRUMENTS

PLH utilizes a variety of financial instruments in its asset/liability management process and to meet its customers' financing needs. The asset/liability management process focuses on the management of a variety of risks, including interest rate, market and credit risks. Effective management of these risks is an important determinant of profitability. Instruments used in this process and to meet the customers' financing and investing needs include derivative financial instruments, primarily interest rate swap agreements and futures contracts, and commitments to extend credit. All of these instruments involve (to varying degrees) elements of market and credit risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional values of all of these instruments reflect the extent of involvement in the various types of financial instruments.

PLH's exposure to market risk (including interest rate risk) is the risk of market volatility and potential disruptions in the market which may result in certain instruments being less valuable. PLH monitors and controls its exposure to this risk primarily through the use of cash flow stress testing, total portfolio analysis of net duration levels, a monthly mark-to-market process and ongoing monitoring of interest rate movements.

PLH's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. This exposure

                  Providian Life and Health Insurance Company

3. FINANCIAL INSTRUMENTS (CONTINUED)

includes settlement risk (risk that the counterparty defaults after PLH has delivered funds or securities under the terms of the contract) which results in an accounting loss and replacement cost risk (cost to replace the contract at current market rates should the counterparty default prior to the settlement date). There is no off-balance sheet exposure to credit risk that would result in an immediate accounting loss (settlement risk) associated with counterparty non-performance on interest rate swap agreements and futures. Interest rate swap agreements are subject to replacement cost risk, which equals the cost to replace those contracts in a net gain position should a counterparty default. Default by a counterparty would not result in an immediate accounting loss. These instruments, as well as futures, are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. Credit loss exposure resulting from non-performance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

The credit risk on all financial instruments, whether on- or off-balance sheet, is controlled through an ongoing credit review, approval and monitoring process. PLH determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with credit risk, and establishes individual and aggregate counterparty exposure limits. In order to limit exposure associated with counterparty non-performance on interest rate swap agreements, PLH enters into master netting agreements with its counterparties. These master netting agreements provide that, upon default of either party, contracts in gain positions will be offset with contracts in loss positions and the net gain or loss will be received or paid, respectively. Assuming every counterparty defaulted, the cost of replacing those interest rate contracts in a net gain position, after consideration of the aforementioned master netting agreements, was $51,709,000 and $698,000 at December 31, 1995 and 1994, respectively.

PLH manages interest rate risk through the use of duration analysis. Duration is a key portfolio management tool and is measured for both assets and liabilities. For the simplest forms of assets or liabilities, duration is proportional to their weighted average life, with weights equal to the discounted present value of estimated cash flows. This methodology causes near-term cash flows to have a greater proportional weight than cash flows further in the future. For more complex assets and liabilities with optional cash flows, for example, callable bonds, mortgage-backed securities, or traditional insurance liabilities, additional adjustments are made in estimating an effective duration number. PLH uses

                  Providian Life and Health Insurance Company

3. FINANCIAL INSTRUMENTS (CONTINUED)

derivatives as a less costly and less burdensome alternative to restructuring the underlying cash instruments to manage interest rate risk based upon the aggregate net duration level of its aggregate portfolio. Information is provided below for each significant derivative product type.

Interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments, without an exchange of the underlying principal amount. PLH also enters into basis swap agreements where amounts received are based primarily upon six month or less LIBOR and pays an amount based on either a short-term Treasury or Prime Rate. The amounts to be paid or received as a result of these agreements are accrued and recognized in the accompanying statements of operations through net investment income. Gains or losses realized on closed or terminated agreements are deferred and amortized as a component of the IMR.

Futures are contracts which call for the delayed delivery of securities in which the seller agrees to deliver on a specified future date, a specified instrument at a specified price. The daily change in fair value of futures contracts is used to adjust the net duration level of the overall portfolio and is deferred and amortized as a component of the IMR. The net deferred (loss) gain on these contracts was $(56,112,000) and $14,707,000 during 1995 and 1994, respectively. The daily change in fair value for futures used as accounting hedges for products that provide a return based on the market performance of a designated index is recognized in the accompanying statement of operations through net realized investment losses. Margin requirements on futures contracts, equal to the change in fair value, are usually settled on a daily basis.

                  Providian Life and Health Insurance Company

3. FINANCIAL INSTRUMENTS (CONTINUED)

The following table summarizes the activity by notional or contract value in derivative products for 1995 and 1994:

                                RECEIVE     PAY FIXED/
                               FIXED/PAY     RECEIVE
                                FLOATING     FLOATING     BASIS    FUTURES
                               ---------------------------------------------
                                              (In Thousands)

Balances, December 31, 1993    $1,395,000   $1,257,000   $56,000  $   39,000
  Additions                     1,647,000            -    18,000   4,226,000
  Maturities                       18,000            -     9,000           -
  Terminations                  2,325,000    1,257,000         -   3,595,000
                               ---------------------------------------------
Balances, December 31, 1994       699,000            -    65,000     670,000
  Additions                       623,000      250,000    94,000   1,201,000
  Maturities                        1,000            -    50,000           -
  Terminations                          -            -    44,000   1,821,000
                               ---------------------------------------------
Balances, December 31, 1995    $1,321,000   $  250,000   $65,000  $   50,000
                               =============================================

During 1994, PLH terminated or closed certain interest rate swap agreements which were accounted for as hedges. The net deferred gains on these agreements during 1994 were $7,425,000 and are being amortized to investment income over the expected remaining life of the related investment, generally four to ten years, as a component of the IMR.

COMMITMENTS

Commitments to extend credit consist of agreements to lend to a customer at some future time, subject to established contractual conditions. Since it is likely some commitments may expire or be withdrawn without being fully drawn upon, the total commitment amounts do not necessarily represent future cash requirements. PLH evaluates individually each customer's creditworthiness. Collateral may be obtained, if deemed necessary, based on a credit evaluation of the counterparty. The collateral may include commercial and/or residential real estate. At December 31, 1995 and 1994, commitments to extend credit were $85,285,000 and $359,793,000, respectively.

                  Providian Life and Health Insurance Company

3. FINANCIAL INSTRUMENTS (CONTINUED)

CONCENTRATIONS OF CREDIT RISK

PLH limits credit risk by diversifying its investment portfolio among common and preferred stocks, public bonds, private placement securities, and commercial and residential mortgage loans. It further diversifies these portfolios between and within industry sectors, by geography and by property type. Credit risk is also limited by maintaining stringent underwriting standards and purchasing insurance protection in certain cases. In addition, PLH establishes credit approval processes, limits and monitoring procedures on an individual counterparty basis. As a result, management believes that significant concentrations of credit risk do not exist.

4. FEDERAL INCOME TAXES

PLH and its subsidiaries (FPLH and VLIC) file a consolidated federal income tax return. Under a written agreement, PLH and its affiliates allocate the federal income tax liability among the members of the consolidated return group in the ratio that each member's separate return tax liability for the year bears to the sum of the separate return tax liabilities of all members, with current credits for net operating losses. The final settlement under this agreement is made after the annual filing of the consolidated U.S. Corporate Income Tax Return.

Income before income taxes differs from taxable income principally due to differences between the treatment of investments for statutory and tax purposes, policy acquisition costs, and differences in policy and contract liabilities.

At December 31, 1995, PLH recorded a receivable for federal income taxes of approximately $3,725,000. The receivable resulted primarily from updated estimates used in the 1995 and 1994 tax accrual calculations and a tax capital loss of approximately $28,800,000. The tax capital loss is expected to be carried back and fully utilized against tax capital gains in the carryback period.

Included in the statement of changes in capital and surplus are certain adjustments totaling $5,092,013 at December 31, 1995 relating to the settlement of the 1991/1992 IRS audit. No adjustments were necessary at December 31, 1994.

At December 31, 1995, accumulated earnings of PLH for federal income tax purposes included $17,425,000 of "Policyholders' Surplus," a special memorandum tax account.

                  Providian Life and Health Insurance Company

4. FEDERAL INCOME TAXES (CONTINUED)

This memorandum account balance has not been currently taxed, but income taxes computed at current rates will become payable if this surplus is distributed. Provisions of the Deficit Reduction Act of 1984 (the "Act") do not permit further additions to the Policyholders' Surplus account. "Shareholders' Surplus" is also a special memorandum tax account, and generally represents an accumulation of taxable income (net of tax thereon) plus the dividends-received deduction, tax-exempt interest, and certain other special deductions as provided by the Act. At December 31, 1995, the balance in the Shareholders' Surplus account amounted to approximately $621,075,000. There is no present intention to make distributions in excess of Shareholders' Surplus.

5. RELATED PARTY TRANSACTIONS

PLH has entered into an agreement with its affiliates whereby PLH performs administrative services, management support services, and marketing services for its affiliates. PLH, as compensation, receives an amount equal to the actual cost of providing such services. This cost is allocated on a pro rata basis to each affiliate receiving these services. Amounts received were $68,000,000 in 1995, $44,000,000 in 1994 and $73,300,000 in 1993; such amounts are classified as reductions of general insurance and other expenses in the accompanying statements of operations.

On November 1, 1995, PLH executed a Revolving Credit Note with FPLH allowing for FPLH to borrow from PLH up to $5,000,000. The note is a demand note expiring November 1, 1996 with interest payable at the prime rate. At December 31, 1995, there was no outstanding balance. There was no interest earned by PLH during 1995 on this note.

PLH participates in a short-term investment agreement with PVN and other affiliates which provides for the centralization of short-term investment operations. PLH retains the right to participate in or withdraw its funds on a daily basis. PLH had invested $2,400,000 and $21,900,000 in this short-term agreement as of December 31, 1995 and 1994, respectively.

PLH participates in various benefit plans sponsored by PVN and the related costs allocated to PLH are not significant.

PLH has 2,290,000 shares of redeemable preferred stock outstanding, all of which are owned by CLLP. The preferred stock has a par value of $11 per share and a liquidation value of $240 per share. CLLP is entitled to receive a cumulative dividend equal to 8 1/2 percent per annum of the liquidation value of the preferred stock. PLH may redeem all or any portion of the preferred stock at the liquidation value commencing December 18, 2000.

On December 13, 1995, PLH redeemed 1,000 shares of its common stock held by its wholly owned subsidiary, VLIC, for $4,000,000.

                  Providian Life and Health Insurance Company

5. RELATED PARTY TRANSACTIONS (CONTINUED)

On November 8, 1994, PLH made a surplus contribution of $101,000,000 ($50,000,000 in cash and $51,000,000 in securities) to VLIC.

Prior to April 1, 1995, PLH was a party to various reinsurance agreements with VLIC whereby PLH ceded pro rata portions of certain blocks of its life and health business on a coinsurance basis. The agreements were amended effective April 1, 1995 whereby PLH recaptured the business. This recapture resulted in PLH recording $159,169,000 of liabilities related to the business and $92,497,000 of assets supporting the block of business. The $66,672,000 difference between the liabilities and assets recorded represents a recapture fee incurred by PLH to compensate VLIC for the present value of the future cash flows on the business recaptured by PLH.

The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:

                                            EXPENSE (REVENUE) FOR THE
                                              YEAR ENDED DECEMBER 31
                                            1995       1994       1993
                                         --------------------------------
                                                 (In Thousands)

Premium income ceded                      $ 15,049   $ 37,573   $ 37,333
Life and accident and
 health benefits ceded                     (10,582)   (28,601)   (28,874)

Commissions and expense allowances          (6,029)   (14,794)   (15,926)
 on reinsurance ceded
Reserve adjustments on
 reinsurance ceded                               -     (2,626)    (1,963)
Reinsurance recapture fee                   66,672          -          -

PLH entered into two indemnity reinsurance agreements with CLICO in 1987 whereby PLH assumes 100% of the risks reinsured on all structured settlement policies issued during 1987 by CLICO. The agreements were amended in 1988 whereby PLH also assumes 100% of the risks reinsured on all structured settlement, pension buyout, and single premium immediate annuities issued subsequent to 1987 by CLICO. The agreements were also amended in 1988 to change the agreements from indemnity reinsurance to coinsurance. The agreements were also amended in 1992 whereby CLICO recaptured structured settlements issued in 1991 and in the first five months of

                  Providian Life and Health Insurance Company

5. RELATED PARTY TRANSACTIONS (CONTINUED)

1992. The following table summarizes the amounts reflected in the statements of operations from these agreements:

                                           EXPENSE (REVENUE) FOR THE
                                            YEAR ENDED DECEMBER 31
                                         1995        1994        1993
                                       ---------------------------------
                                                (In Thousands)
Premium income assumed                 $(66,091)   $(23,719)   $(76,519)
Annuity benefits assumed                 61,307      55,802      52,493
Commissions and expense allowance
  on reinsurance assumed                  5,291       3,784       6,393
Change in policy reserves assumed        71,056      29,618      81,199

PLH entered into a reinsurance agreement with CLICO in 1988 on a coinsurance basis whereby PLH assumes 100% of the risks on all credit life and disability policies issued prior to January 1, 1989 by CLICO. The agreements were amended in 1990 whereby PLH also assumes 100% of the risks on all credit life and disability policies issued between January 1, 1989 and March 31, 1990, inclusive. The following table summarizes the amounts reflected in the statements of operations from this agreement:

                                           EXPENSE (REVENUE) FOR THE
                                            YEAR ENDED DECEMBER 31
                                         1995        1994        1993
                                       ---------------------------------
                                                (In Thousands)
Premium income assumed                    $  11       $  10     $  (117)
Life and accident and health
  benefits assumed                          176         431       1,277
Commissions and expense allowances           (6)        (19)       (104)
  on reinsurance assumed
Change in policy reserves assumed          (345)       (668)     (1,701)

PLH entered into a reinsurance agreement with CLICO in 1990 on a coinsurance basis whereby PLH assumes 100% of the risk on certain guaranteed investment contracts issued by CLICO. The agreement was amended in 1995 to provide CLICO with profit sharing on the assumed business of up to 20 basis points per year of the account value.

                  Providian Life and Health Insurance Company

5. RELATED PARTY TRANSACTIONS (CONTINUED)

The amount of profit sharing paid to CLICO in 1995 was $1,589,000. In addition, the agreement was amended to provide CLICO with reimbursement of extraordinary expenses related to the assumed policies, including guaranty fund assessment payments. There were no expense reimbursements made to CLICO in 1995. The following table summarizes amounts reflected in the statements of operations from this reinsurance agreement:

                                           EXPENSE (REVENUE) FOR THE
                                            YEAR ENDED DECEMBER 31
                                         1995        1994        1993
                                       ---------------------------------
                                                (In Thousands)
Premium income assumed                $(289,272)   $(698,338)  $(207,489)
Life and other benefits assumed         276,351       76,342     234,937
Commissions and expense allowances          350        1,110       1,910
  on reinsurance assumed
Change in policyholder contract
  deposits assumed                      104,113     (658,482)      4,496

PLH entered into indemnity reinsurance agreements with PSI in 1987 whereby PLH assumed 100 percent of the risks reinsured on all structured settlement contracts issued during 1987. The agreements were amended in 1988 whereby PLH also assumed 100 percent of the risks reinsured on all structured settlement, pension buyout and single premium immediate annuities issued subsequent to 1987. The agreements were also amended in 1988 to change the agreements from indemnity reinsurance to coinsurance. The following table summarizes amounts reflected in the statements of operations from these reinsurance agreements:

                                           EXPENSE (REVENUE) FOR THE
                                            YEAR ENDED DECEMBER 31
                                         1995        1994        1993
                                       ---------------------------------
                                                (In Thousands)
Premium income assumed                  $(1,231)     $  291      $  503
Annuity and other benefits assumed        8,007       7,443       7,563
Commissions and expense allowances
  on reinsurance assumed                     10           5          21
Change in policyholder contract
  deposits assumed                          116        (666)        169

                  Providian Life and Health Insurance Company

5. RELATED PARTY TRANSACTIONS (CONTINUED)

Effective June 30, 1995, PLH entered into a coinsurance agreement with PSI whereby PLH assumed 100 percent of the risk of business reinsured by PSI from North American Security Life (NASL). This agreement coinsures existing deposits of NASL's fixed annuities and the fixed account portion of their variable annuity product business. In addition, this agreement includes prospective coinsurance of additional annual fixed annuity deposits from the future sales of NASL's fixed and variable annuities. This agreement also contains a provision which provides PSI with profit sharing on the assumed business of up to 10 basis points of account value. There were no profit sharing amounts payable in 1995. Under the agreement, PLH received cash and invested assets in exchange for its coinsurance of $724,700,000 of fixed annuity deposits. At December 31, 1995, there were $728,700,000 of fixed annuity deposits outstanding which were coinsured by PLH. The following table summarizes amounts reflected in the statements of operations from this reinsurance agreement:

                                                  EXPENSE (REVENUE) FOR THE YEAR
                                                     ENDED DECEMBER 31, 1995
                                                  ------------------------------
                                                          (In Thousands)
Premium income assumed                                      $(72,339)
Annuity benefits assumed                                      98,519
Commissions and expense allowances
  on reinsurance assumed                                       1,441
Change in policyholder contract deposits assumed              (1,715)

PLH entered into two separate reinsurance agreements with two affiliates, Academy Life Insurance Company (ALIC) and Pension Life Insurance Company of America (PLIC), in 1992, both on a coinsurance funds withheld basis. On April 1, 1993, the reinsurance agreements were amended from a coinsurance funds withheld basis to a coinsurance nonfunds withheld basis. On April 1, 1993, PLH received funds in the amount of $23,000,000 under the terms of these reinsurance agreements. The following table summarizes the amounts reflected in the statements of operations from these reinsurance agreements:

                  Providian Life and Health Insurance Company

5. RELATED PARTY TRANSACTIONS (CONTINUED)

                                           EXPENSE (REVENUE) FOR THE
                                            YEAR ENDED DECEMBER 31
                                         1995        1994        1993
                                       ---------------------------------
                                                (In Thousands)
Premium income assumed                 $(49,325)    $(53,051)   $(71,128)
Life, accident and health and other
  benefit assumed                        31,421       33,457      37,926
Commissions and expense allowances
  on reinsurance assumed                 12,349       12,438      26,966
Change in policy reserves assumed         1,588        4,122       3,269
Other income assumed                     (1,030)      (3,475)     (1,019)

Policy reserves and policy and contract claims exclude liabilities relating to reinsurance ceded to affiliates of approximately $160,000,000 at December 31, 1994. No such amounts were ceded as of December 31, 1995. While these amounts have been excluded from liabilities, PLH remains liable in the event the reinsuring companies are unable to meet their obligations.

6. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other nonaffiliated insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide PLH with increased capacity to write larger risks.

PLH's assumed and ceded reinsurance agreements with affiliated and nonaffiliated insurance companies reduced (increased) certain items in the accompanying financial statements by the following amounts:

                                           1995         1994         1993
                                        ------------------------------------
                                                     (In Thousands)
ASSUMED:
  Policy and contract liabilities*      $3,153,667   $1,978,629   $1,284,940
  Claim reserves*                           11,512        9,748        8,306
  Advance premiums*                            921          787          408
  Unearned premium reserves*                 8,114        7,226        6,609

*At year end.

                  Providian Life and Health Insurance Company

6. REINSURANCE (CONTINUED)

                                           1995         1994         1993
                                        ------------------------------------
                                                     (In Thousands)
CEDED:
  Benefits paid or provided                $12,679     $ 30,889     $ 30,274
  Commissions and expense allowances
    on reinsurance ceded                    (7,164)     (16,186)     (17,230)
  Other income-reserves on
    ceded business                           1,305          (39)         (37)
  Policy and contract liabilities*           2,682      164,604      174,624
  Claim reserves*                              469        1,120        1,441
  Advance premiums*                             11           55           54
  Unearned premium reserves*                    19          533          554

*At year end.

Amounts payable or recoverable for reinsurance on paid or unpaid life and health claims are not subject to periodic or maximum limits. At December 31, 1995, PLH reinsurance recoverables are not material and no individual reinsurer owed PLH an amount equal to or greater than 3% of PLH's surplus.

For all short-duration contracts, the effect of all reinsurance agreements on accident and health premiums written and earned in 1995, 1994 and 1993 was as follows:

                    1995                   1994                   1993
                  PREMIUMS               PREMIUMS               PREMIUMS
            WRITTEN      EARNED    WRITTEN      EARNED    WRITTEN      EARNED
            -------------------------------------------------------------------
                                     (In Thousands)

Direct      $101,345    $101,452   $111,163    $111,099   $124,725    $125,110
Assumed       62,667      61,773     56,762      55,946     50,951      52,250
Ceded         (3,140)     (3,675)    (4,283)     (4,303)    (4,184)     (4,192)
            -------------------------------------------------------------------
Net         $160,872    $159,550   $163,642    $162,742   $171,492    $173,168
            ===================================================================

                  Providian Life and Health Insurance Company

6. REINSURANCE (CONTINUED)

For all long-duration contracts, the effect of reinsurance on life and annuity premiums earned in 1995, 1994 and 1993 was as follows:


                             1995              1994              1993
                       PREMIUMS EARNED   PREMIUMS EARNED   PREMIUMS EARNED
                     -----------------------------------------------------
                                         (In Thousands)

Direct                   $138,553           $134,011           $147,943
Assumed                   140,738             84,332            146,994
Ceded                     (15,271)           (37,200)           (36,466)
                     -----------------------------------------------------
Net                      $264,020           $181,143           $258,471
                     =====================================================

PLH remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

7. LIFE AND ANNUITY RESERVES  AND DEPOSIT FUND LIABILITIES

The withdrawal provisions of PLH's annuity reserves and deposit fund liabilities at December 31, 1995 are summarized as follows:

                                                                   AMOUNT      PERCENT
                                                                 -----------------------
                                                                      (In Thousands)
Subject to discretionary withdrawal (with adjustment):
  With market value adjustment                                   $1,269,197      16.1%
  At book value less surrender charge                               567,158       7.2%
  At market value                                                 2,416,018      30.6%
                                                                 -----------------------
                                                                  4,252,373      53.9%
Subject to discretionary withdrawal (without adjustment)
  at book value with minimal or no charge or adjustment           2,064,845      26.2%
Not subject to discretionary withdrawal                           1,567,088      19.9%
                                                                 -----------------------
Total annuity reserves and deposit fund liabilities
  before reinsurance                                              7,884,306     100.0%
                                                                              ==========
Less reinsurance                                                          -
                                                                 ------------
Net annuity reserves and deposit fund liabilities                $7,884,306*
                                                                 ============

*Includes $1,710,866,000 of annuities reported in PLH's separate account liability.

                  Providian Life and Health Insurance Company

7. LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

The above amount subject to discretionary withdrawal with market value adjustment includes approximately $598,000 at December 31, 1995 of floating rate GIC liabilities with credited rates that vary in response to changes in stipulated indexes and which self-adjust in response to market changes making their market value and book value essentially equal.

As of December 31, 1995, PLH has $143,808,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Missouri.

8. SEPARATE ACCOUNTS

Separate accounts held by PLH primarily represent funds held for individual policyholders. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of PLH as of and for the year ended December 31, 1995 is as follows:

                                             NONINDEXED
                                             GUARANTEE        NON-
                                            MORE THAN 4%   GUARANTEED       TOTAL
                                            ----------------------------------------
                                                         (In Thousands)
Premiums, deposits and other
  considerations                            $ 75,292       $  338,974     $  414,266
                                            ========================================

Reserves for separate accounts*             $258,192       $1,471,721     $1,729,913
                                            ========================================

Reserves for separate accounts by
  withdrawal characteristics:
    Subject to discretionary withdrawal
      (with adjustment):
        With market value adjustment        $258,192       $        -     $  258,192
        At market value                            -        1,471,721      1,471,721
                                            ----------------------------------------
Total separate account liabilities          $258,192       $1,471,721     $1,729,913
                                            ========================================

*Reserves for separate accounts are exclusive of $11,651,000 which represents transfers due the general account and other amounts payable as of December 31, 1995.

                  Providian Life and Health Insurance Company

8. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from PLH's separate accounts for the year ended December 31, 1995 is presented below:

                                                                1995
                                                           --------------
                                                           (In Thousands)
Transfers as reported in the Summary of Operations of
  PLH's Separate Accounts Annual Statement:
    Transfers to separate accounts                           $ 414,266
    Transfers from separate accounts                          (105,966)
                                                           --------------
Net transfers to separate accounts                             308,300
Reconciling adjustments:
    Fees paid to external fund manager                          (1,254)
    Transfers to modified separate account                      (6,668)
                                                           --------------
                                                                (7,922)
                                                           --------------
Transfers as reported in the Summary of Operations
  of PLH's Life, Accident & Health Annual Statement          $ 316,222
                                                           ==============

9. PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 1995 were as follows:

                                                   NET OF
TYPE                          GROSS     LOADING   LOADING
---------------------------------------------------------
                                    (In Thousands)
Ordinary new                 $  3,513  $  2,476  $  1,037
Ordinary renewal               17,162     4,674    12,488
                             ----------------------------
Total ordinary                 20,675     7,150    13,525
                             ----------------------------


Group new business              6,425     3,566     2,859
Group renewal                  40,447    10,982    29,465
                             ----------------------------
Total group                    46,872    14,548    32,324
                             ----------------------------
Total                        $ 67,547  $ 21,698  $ 45,849
                             ============================

                  Providian Life and Health Insurance Company

10. STATUTORY RESTRICTIONS ON DIVIDENDS

PLH is subject to limitations, imposed by the State of Missouri, on the payment of dividends to its parent company. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of PLH's statutory capital and surplus as of the preceding December 31, or (2) PLH's statutory net income for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1996, without prior approval, is $57,649,000.

11. CONTINGENCIES

In the ordinary course of business, PLH is a defendant in litigation principally involving insurance policy claims for damages, including compensatory and punitive damages. In the opinion of management, the outcome of such litigation will not result in a loss which would be material to PLH's financial position at December 31, 1995.

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating fair value disclosures for the following financial instruments:

    BONDS, PREFERRED STOCKS AND COMMON STOCKS

    The fair values of bonds, preferred stocks and common stocks are generally based on published quotations of the SVO of the NAIC. However, for certain investments, the SVO does not provide a value and PLH uses either admitted asset investment amounts (i.e., statement values) as allowed by the NAIC, values provided by outside broker confirmations or internally calculated estimates. The fair values of PLH's bonds, preferred stocks and common stocks are disclosed in Note 2.

    MORTGAGE LOANS

    The fair values of commercial and residential mortgage loans are estimated utilizing discounted cash flow calculations, using current market interest rates for loans with similar terms to borrowers of similar credit quality.

    POLICY LOANS

    The carrying values of policy loans reported in the accompanying balance sheets approximate their fair values.

                  Providian Life and Health Insurance Company

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    CASH, SHORT-TERM INVESTMENTS AND OTHER INVESTED ASSETS

    The carrying values of cash, short-term investments and other invested assets reported in the accompanying balance sheets approximate their fair values.

    INVESTMENT CONTRACTS

    The fair values of floating rate guaranteed investment contracts approximate their carrying values. The fair values of fixed rate guaranteed investment contracts and investment-type fixed annuity contracts are estimated using discounted cash flow calculations, based on current interest rates for similar contracts. The fair values of variable annuity contracts approximate their carrying values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair values for derivative financial instruments are based on pricing models or formulas using current assumptions.

The carrying values and fair values of PLH's investments in commercial and residential mortgage loans are summarized as follows:

                                         CARRYING        FAIR
                                           VALUE        VALUE
                                        ------------------------
                                             (In Thousands)
    DECEMBER 31, 1995
    Commercial mortgages                $1,495,755    $1,527,424
    Residential mortgages                1,261,136     1,267,627
                                        ------------------------
                                        $2,756,891    $2,795,051
                                        ========================
    DECEMBER 31, 1994
    Commercial mortgages                $1,442,685    $1,468,697
    Residential mortgages                  570,690       545,640
                                        ------------------------
                                        $2,013,375    $2,014,337
                                        ========================

The fair values of interest rate swap agreements were $51,540,000 and $(20,833,000) at December 31, 1995 and 1994, respectively. These instruments are primarily off-balance sheet and as such, are not recorded in the accompanying financial statements.

                  Providian Life and Health Insurance Company

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values and fair values of PLH's liabilities for investment-type contracts are summarized as follows:

                                         CARRYING        FAIR
                                           VALUE        VALUE
                                        ------------------------
                                             (In Thousands)
    DECEMBER 31, 1995
    Fixed annuity contracts             $3,667,197    $3,801,151
    Guaranteed investment contracts      1,519,204     1,546,248
    Variable annuity contracts           1,471,722*    1,471,722
                                        ------------------------
                                        $6,658,123    $6,819,121
                                        ========================
    DECEMBER 31, 1994
    Fixed annuity contracts             $3,103,331    $3,098,958
    Guaranteed investment contracts      1,494,308     1,473,202
    Variable annuity contracts             944,261*      944,261
                                        ------------------------
                                        $5,541,900    $5,516,421
                                        ========================

*Included in PLH's separate account liabilities.

The fair values for PLH's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in PLH's overall management of interest rate risk, such that PLH's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
       (a)  Financial Statements.
       Part A.  None
       Part B. All financial statements required to be filed are included in Part B.
       Part C.  None
       (b)  Exhibits.

       (1) Resolution of the Board of Directors of National Home Life Assurance Company ("National Home") authorizing establishment of the Separate Account./1/
       (2)  Not Applicable.
       (3)  Distribution Agreement.
            (a)  Form of Selling Agreement./5/
       (4)  (a)  Form of variable annuity contract (A Unit)./6/
            (b)  Form of variable annuity contract (B Unit)./6/
       (5)  (a)  Form of Application./7/
            (b)  403(b) Rider./5/
            (c)  Individual Retirement Annuity Rider./5/

       (6)  (a)  Articles of Incorporation of National Home./1/
            (b)  Amendment to Articles of Incorporation of National Home./1/
            (c) Amended and Restated Articles of Incorporation of National Home./1/

            (d) Amended and Restated Articles of Incorporation of Providian Life and Health Insurance Company.
       (7)  Not Applicable.
       (8)  (a)  Form of Participation Agreement for the Funds./6/
            (b) Participation Agreement Among DFA Investment Dimensions Group, Inc., Dimensional Fund Advisors, Inc., DFA Securities Inc. and National Home Life Assurance Company dated as of June 29, 1994./8/
            (c) Participation Agreement Among Insurance Management Series, Federated Advisors, Federated Securities Corp. and National Home Life Assurance Company dated as of May 17, 1994./8/
            (d) Participation Agreement Among Insurance Investment Products Trust, SEI Financial Services Company and National Home Life Assurance Company dated as of January 1, 1995./10/
            (e) Participation Agreement Among Wanger Advisors Trust and National Home Life Assurance Company dated as of May 19, 1995. /10/

            (f) Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C. and Providian Life and Health Insurance Company dated as of September 11, 1995./10/
            (g) Participation Agreement among Montgomery Funds III, Montgomery Asset Management, L.P., and Providian Life and Health Insurance Company dated as of January 31, 1996./11/
       (9)  (a)  Opinion and Consent of Counsel./12/
            (b)  Consent of Counsel./12/

       (10) Consent of Independent Auditors./12/
-----------
/1/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/2/ Incorporated by reference from the initial Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/3/ Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/4/ Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of National Home Life Assurance Company Separate Account II, File No. 33-7033.

/5/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-45862.

/6/  Incorporated by reference from the Registration Statement of National
     Home Life Assurance Company Separate Account V, File No. 33-72838, filed on December 10, 1993.

/7/  Incorporated by reference from the Registration Statement of National
     Home Life Assurance Company Separate Account V, File No. 33-79502, filed on May 27, 1994.

/8/ Incorporated by reference from the Post-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-80958, filed April 28, 1995.

/9/ Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-80958, Filed September 19, 1995.

/10/ Incorporated by reference from Post-Effective Amendment No. 3 to the
     Registration Statement of National Home Life Assurance Company Separate Account V, File No. 33-80958.

/11/ Incorporated by reference from Post-Effective Amendment No. 4 to the
     Registration Statement of Providian Life and Health Insurance Company Separate Account V, File No. 33-80958.

/12/ Filed herewith.

       (13)   No Financial Statements are omitted from Item 23.
       (14)   Not Applicable.
       (15)   Not Applicable.
       (16)   Not Applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Chairman of the Board and CEO                         Shailesh J. Mehta

President                                             David J. Miller

Chief Operating Officer                               Stephen J. Leaman

Vice President and Controller                         Jean A. Young

Senior Vice President                                 Robert A. Long

Senior Vice President/Human Resources
 Corporate Communications                             John H. Rogers

Senior Vice President                                 Martin Renninger

Senior Vice President                                 Paul Yakulis

Vice President, General Counsel
 and Secretary                                        David R. Aplington

Vice President                                        Brian Alford

Vice President                                        Edward A. Biemer

Vice President                                        Rita Biesiot

Vice President, Treasurer & CFO                       Dennis E. Brady

Vice President                                        Charles N. Coatsworth

Vice President and Associate General Counsel          Julie S. Congdon

Vice President                                        Stephen F. Eulie

Vice President                                        Shirley W. Lanier

Vice President                                        Richard A. Babyak

Vice President                                        Karen H. Fleming

Vice President                                        Carolyn M. Kerstein

Vice President                                        Michael F. Lane

Vice President                                        G. Douglas Magnum, Jr.

Vice President                                        Kevin P. McGlynn

Vice President                                        Douglas S. Menges

Vice President                                        Thomas B. Nesspor

Vice President                                        John R. Pegues

Vice President and Actuary                            John C. Prestwood, Jr.

Vice President                                        Frank J. Rosa

Vice President                                        Douglas A. Sarcia

Vice President                                        Nancy B. Schuckert

Vice President                                        Joseph D. Strenk

Vice President                                        William W. Strickland

Vice President                                        Oris Stuart, III

Vice President                                        Anita R. Tilley

Vice President                                        William C. Tomilin

Vice President                                        Anita Gambis

Vice President                                        Susan Martin

Vice President                                        G. Eric O'Brien

Vice President                                        Harold Peterson, Jr.

Assistant Vice President                              Janice Boehmler

Assistant Vice President                              James P. Greaton

Vice President/Underwriting                           William J. Kline

Assistant Vice President                              Joan G. Chandler

Assistant Vice President &
 Assistant Treasurer                                  John A. Mazzuca

Assistant Vice President                              Harvey Waite

Assistant Vice President                              Geralyn Barbato

Assistant Vice President                              Mary Ellen Fahringer

Assistant Treasurer                                   Elaine J. Robinson

Assistant Controller                                  Joseph C. Noone

Second Vice President                                 Cindy L. Chanley

Second Vice President                                 Michael K. Mingus

Second Vice President/Investments                     Terri L. Allen

Second Vice President/Investments                     Tom Bauer

Second Vice President/Investments                     Kirk W. Buese

Second Vice President/Investments                     Curt M. Burns

Second Vice President/Investments                     William S. Cook

Second Vice President/Investments                     Deborah A. Dias

Second Vice President/Investments                     Eric B. Goodman

Second Vice President/Investments                     James Grant

Second Vice President/Investments                     Theodore M. Haag

Second Vice President/Investments                     Frederick B. Howard

Second Vice President/Investments                     Diane J. Hulls

Second Vice President/Investments                     William H. Jenkins

Second Vice President/Investments                     Caroline A. Johnson

Second Vice President/Investments                     Frederick C. Kessell

Second Vice President/Investments                     Tim Kuussalo

Second Vice President/Investments                     Mark E. Lamb

Second Vice President/Investments                     Lisa M. Longino

Second Vice President/Investments                     Monika Machon

Second Vice President/Investments                     James D. MacKinnon

Second Vice President/Investments                     Jack McCabe

Second Vice President/Investments                     James G. Nickerson

Second Vice President/Investments                     Wayne R. Nelis

Second Vice President/Investments                     Douglas H. Owen, Jr.

Second Vice President/Investments                     Debra K. Pellman

Second Vice President/Investments                     Robert Saunders

Second Vice President/Investments                     Brad H. Seibel

Second Vice President/Investments                     Michael B. Simpson

Second Vice President/Investments                     Jon L. Skaggs

Second Vice President/Investments                     James A. Skufca

Second Vice President/Investments                     Robert A. Smedley

Second Vice President/Investments                     Bradley L. Stofferahn

Second Vice President/Investments                     Randall K. Waddell

Second Vice President/Investments                     Tammy C. Wetterer

Second Vice President/Special Markets                 Kim A. Bivins

Second Vice President/Special Markets                 Gregory Lee Chapman

Second Vice President/Special Markets                 John B. Cobb, III

Second Vice President/Special Markets                 Gregory M. Curry

Second Vice President/Special Markets                 Julie Ford

Second Vice President/Special Markets                 Lauren M. S. Kaltman

Second Vice President/Special Markets                 Rosa Marie Mathison

Second Vice President/Special Markets                 Paul Farley Olschwanger

Second Vice President/Special Markets                 Lisa L. Patterson

Second Vice President/Special Markets                 Rhonda L. Pritchett

Second Vice President/Special Markets           Prentice J. Siegel

Second Vice President/Special Markets           Harvey Willis

Second Vice President/Special Markets           Thomas E. Walsh

Second Vice President and Assistant
  Secretary                                     Edward P. Reiter

Assistant Secretary                             L. Jude Clark

Assistant Secretary                             Mary Ann Malinyak

Assistant Secretary                             Colleen S. Lyons

Assistant Secretary                             John F. Reesor

Assistant Secretary                             Kimberly A. Scouller

Assistant Secretary                             R. Michael Slaven

Assistant Secretary                             Carolyn Wetterer

Product Compliance Officer                      James T. Bradley

Advertising Compliance Officer                  Nancy E. Partington

DIRECTORS:
---------

David R. Aplington
Dennis E. Brady
Robert A. Long
Stephen J. Leaman
Shailesh J. Mehta
David J. Miller
Thomas B. Nesspor
John H. Rogers


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The Depositor, Providian Life and Health Insurance Company ("Providian Life and Health"), is directly and indirectly wholly owned by Providian Corporation. The Registrant is a segregated asset account of Providian Life and Health.

The following chart indicates the persons controlled by or under common control with Providian Life and Health:


                               Jurisdiction of
          Name                  Incorporation     Percent of Voting Securities Owned
Providian Corporation              Delaware        100% Publicly Owned

Providian Agency Group, Inc.       Kentucky        100% Providian Corporation

College Resource Group, Inc.       Kentucky        100% Providian Agency Group, Inc.

Knight Insurance Agency, Inc.    Massachusetts     100% College Resource Group, Inc.

Knight Tuition Payment
  Plans, Inc.                    Massachusetts     100% Knight Insurance Agency, Inc.

Knight Insurance Agency
  (New Hampshire), Inc.          New Hampshire     100% Knight Insurance Agency, Inc.

Peoples Security Life
  Insurance Company              North Carolina    100% Capital General Development Corp.

Agency Holding II, Inc.             Delaware       100% Peoples Security Life Insurance
                                                   Company

Agency Investments II, Inc.         Delaware       100% Agency Holding II, Inc.

Agency Holding III, Inc.            Delaware       100% Peoples Security Life Insurance
                                                   Company

Agency Investments III, Inc.        Delaware       100% Agency Holding III, Inc.

Ammest Realty Corporation            Texas         100% Peoples Security Life Insurance
                                                   Company

Providian Assignment Corporation    Kentucky       100% Providian Corporation

Providian Capital Management,
  Inc.                              Delaware       100% Providian Corporation

Providian Capital Management
  Real Estate Services, Inc.        Delaware       100% Providian Capital Management, Inc.

Capital Real Estate
  Development Corporation           Delaware       100% Providian Corporation

KB Currency Advisors, Inc.          Delaware       33 1/3% Capital Real Estate Development
                                                   Corporation
                                                   33 1/3% Jonathan M. Berg
                                                   33 1/3% Andrew J. Krieger

Capital General
  Development Corporation           Delaware       100% Providian Corporation

Commonwealth Life Insurance
  Company                           Kentucky       100% Capital General Development
                                                   Corporation

Agency Holding I, Inc.              Delaware       100% Commonwealth Life Insurance Company

Agency Investments I, Inc.          Delaware       100% Agency Holding I, Inc.

Commonwealth Agency, Inc.           Kentucky       100% Commonwealth Life Insurance Company

Capital 200 Block Corporation       Delaware       100% Providian Corporation

Providian Services, Inc.          Pennsylvania     100% Providian Corporation

Providian Securities
  Corporation                     Pennsylvania     100% Capital Values Financial Services,
                                                   Inc.

Wannalancit Corp.                Massachusetts     100% Providian Corporation



Capital Broadway Corporation        Kentucky       100% Providian Corporation

Providian Investment
  Advisors, Inc.                    Delaware       100% Providian Corporation

Capital Security Life
  Insurance Company              North Carolina    100% Providian Corporation

Security Trust Life
  Insurance Company                 Kentucky       100% Capital Security Life Insurance
                                                   Company

Independence Automobile
  Association, Inc.                 Florida        100% Capital Security Life Insurance
                                                   Company

Independence Automobile
  Club, Inc.                        Georgia        100% Capital Security Life Insurance
                                                   Company

Southlife, Inc.                    Tennessee       100% Providian Corporation

Providian Bancorp, Inc.             Delaware       100% Providian Corporation

First Deposit Service
  Corporation                      California      100% Providian Bancorp, Inc.

First Deposit Life
  Insurance Company                 Arkansas       100% Providian Bancorp, Inc.

First Deposit National Bank      United States     100% Providian Bancorp, Inc.

Winnisquam Community
  Development Corporation        New Hampshire     96% First Deposit National Bank
                                                   4% First New Hampshire Bank

Providian National Bank          United States     100% Providian Bancorp, Inc.

Providian National Bancorp         California      100% Providian Bancorp, Inc.

Commonwealth Premium Finance       California      100% Providian National Bancorp

Providian Credit Services, Inc.       Utah         100% Providian Bancorp, Inc.

Providian Credit Corporation        Delaware       100% Providian Bancorp, Inc.

National Liberty Corporation      Pennsylvania     100% Providian Corporation

National Home Life
  Corporation                     Pennsylvania     100% National Liberty Corporation

Compass Rose Development
  Corporation                     Pennsylvania     100% National Liberty Corporation

Association Consultants, Inc.       Illinois       100% National Liberty Corporation

Valley Forge Associates, Inc.     Pennsylvania     100% National Liberty Corporation

Veterans Benefits Plans, Inc.     Pennsylvania     100% National Liberty Corporation

Veterans Insurance Services,
  Inc.                              Delaware       100% National Liberty Corporation

Financial Planning
  Services, Inc.               Washington, D. C.   100% National Liberty Corporation

Providian Auto and
  Home Insurance Company            Missouri       100% Providian Corporation

Academy Insurance Group,
  Inc.                              Delaware       100% Providian Auto and Home Insurance
                                                   Company

Academy Life Insurance
  Company                           Missouri       100% Providian Corporation

Pension Life Insurance
  Company of America               New Jersey      100% Academy Insurance Group, Inc.

Academy Services, Inc.              Delaware       100% Academy Insurance Group, Inc.

Ammest Development
  Corporation, Inc.                  Kansas        100% Academy Insurance Group, Inc.

Ammest Insurance Agency, Inc.      California      100% Academy Insurance Group, Inc.

Ammest Massachusetts
  Insurance Agency, Inc.         Massachusetts     100% Academy Insurance Group, Inc.

AMMEST Realty, Inc.               Pennsylvania     100% Academy Insurance Group, Inc.

AMPAC, Inc.                          Texas         100% Academy Insurance Group, Inc.

Ampac Insurance Agency, Inc.      Pennsylvania     100% Academy Insurance Group, Inc.

Data/Mark Services, Inc.            Delaware       100% Academy Insurance Group, Inc.

Force Financial Group, Inc.         Delaware       100% Academy Insurance Group, Inc.

Force Financial Services, Inc.   Massachusetts     100% Force Financial Group, Inc.

Military Associates, Inc.         Pennsylvania     100% Academy Insurance Group, Inc.

NCOAA Management Company             Texas         100% Academy Insurance Group, Inc.

NCOA Motor Club, Inc.               Georgia        100% Academy Insurance Group, Inc.

Unicom Administrative
  Services, Inc.                  Pennsylvania     100% Academy Insurance Group, Inc.

Unicom Administrative
  Services GmbH                     Germany        100% Unicom Administrative Services, Inc.

Providian Property and
  Casualty Insurance Company        Kentucky       100% Providian Auto and Home Insurance
                                                   Company

Providian Fire Insurance
  Company                           Kentucky       100% Providian Property and Casualty
                                                   Insurance Company

Capital Liberty, L.P.               Delaware       5% Providian Corporation (General
                                                   Partnership Interests)
                                                   76% Commonwealth Life Insurance Company
                                                   (Limited Partnership Interests)
                                                   19% Peoples Security Life Insurance
                                                   Company (Limited Partnership Interests)

Providian Life and Health
  Insurance Company                 Missouri       4% Providian Corporation
                                                   61% Commonwealth Life Insurance Company
                                                   20% Capital Liberty, L.P.
                                                   15% Peoples Security Life Insurance Company

Veterans Life Insurance Company     Illinois       100% Providian Life and Health Insurance
                                                   Company

First Providian Life and
  Health Insurance Company          New York       100% Veterans Life Insurance Company

Benefit Plans, Inc.                 Delaware       100% Providian Corporation

DurCo Agency, Inc.                  Virginia       100% Benefit Plans, Inc.

ITEM 27.   NUMBER OF CONTRACT OWNERS


As of December 10, 1996, there were 691 Adivsor's Edge Contract Owners and to date there are no PGA Retirement Annuity Contract Owners.

ITEM 28.   INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7033.

ITEM 29.   PRINCIPAL UNDERWRITERS

     (a) Providian Securities Corporation, which serves as the principal underwriter for the variable annuity contracts funded by Separate Account V, also serves as the principal underwriter for variable life insurance policies funded by Separate Account I and for Separate Account II of Providian Life and Health.

     (b)  Directors and Officers



                                    Positions and Officers
               Name                      with Underwriter
               ----                  ----------------------
          Jeffrey P. Lammers        President, Assistant Secretary
                                      and Director
          Kimberly A. Scouller      Vice President and Chief Compliance Officer
          Michael F. Lane           Vice President
          Harvey E. Willis          Vice President and Secretary
          Sarah J. Strange          Vice President
          Elaine J. Robinson        Treasurer
          Michael G. Ayers          Controller
          Robert L. Walker          Director
          Frederick C. Kessell      Director
          Mark Nerderman            Vice President



ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the Administrative Offices of Providian Life and Health in Louisville, Kentucky.


ITEM 31.   MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.


ITEM 32.   UNDERTAKINGS.

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Registrant hereby undertakes to rely on the no-action letter dated November 28, 1988 (Ref. No. IP-6-88) with respect to language concerning withdrawal restrictions applicable to Code Section 403(b) plans. Providian Life and Health has complied with conditions 1 through 4 of the no-action letter.

     (e) The Registrant hereby undertakes that no Director has resigned due to a disagreement with the Registrant or any matter relating to the Separate Account's operations, policies or practices.

     (f) Providian Life and Health Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Providian Life and Health Insurance Company.

                                   SIGNATURES

  AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT V, CERTIFIES THAT IT MEETS THE REQUIREMENT OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS AMENDED REGISTRATION STATEMENT AND HAS CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED IN THE COUNTY OF CHESTER AND COMMONWEALTH OF PENNSYLVANIA ON THE 30TH DAY OF DECEMBER 1996.

                                    PROVIDIAN LIFE AND HEALTH INSURANCE
                                     COMPANY SEPARATE ACCOUNT V
                                     (Registrant)

                                    By: Providian Life and Health Insurance
                                     Company

                                        /s/ David J. Miller*
                                    By: ______________________________
                                            David J. Miller, President

                                    PROVIDIAN LIFE AND HEALTH INSURANCE
                                     COMPANY (DEPOSITOR)


                                        /s/ David J. Miller*
                                    By: ______________________________
                                            David J. Miller, President


      /s/ R. Michael Slaven
* By: ______________________________
          R. Michael Slaven
          Attorney-in-fact

  AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN DULY SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ Shailesh J. Mehta*          Director, Chairman of the       December 30, 1996
____________________________________  Board and Chief Executive
         Shailesh J. Mehta            Officer

       /s/ David J. Miller*           Director and President          December 30, 1996
____________________________________
          David J. Miller

      /s/ Stephen J. Lemmen*          Director and Chief Operating    December 30, 1996
____________________________________  Officer
         Stephen J. Lemmen

       /s/ Robert A. Long*            Director and Senior Vice        December 30, 1996
____________________________________  President
           Robert A. Long

       /s/ John H. Rogers*            Director and Senior Vice        December 30, 1996
____________________________________  President
           John H. Rogers

      /s/ Thomas B. Nesspor*          Director and Vice President     December 30, 1996
____________________________________
         Thomas B. Nesspor

     /s/ David R. Aplington*          Director, Vice President and    December 30, 1996
____________________________________  General Counsel
         David R. Aplington

        /s/ Jean A. Young*            Vice President and              December 30, 1996
____________________________________  Controller (Chief
           Jean A. Young              Accounting Officer)

       /s/ Dennis E. Brady*           Director, Vice President,       December 30, 1996
____________________________________  Treasurer and CFO
          Dennis E. Brady



                          *By: /s/ R. Michael Slaven
                               ---------------------
                                   R. Michael Slaven
                                   Attorney-in-fact

                              SEPARATE ACCOUNT V
                      THE PGA RETIREMENT VARIABLE ANNUITY

                               INDEX TO EXHIBITS



EXHIBIT 9(a)    OPINION AND CONSENT OF COUNSEL

EXHIBIT 9(b)    CONSENT OF COUNSEL

EXHIBIT 10      CONSENT OF INDEPENDENT AUDITORS